                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09481

                               HUNTINGTON VA FUNDS
               (Exact name of registrant as specified in charter)
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: 1-800-544-8347

                              Ronald J. Corn, Esq.
                          The Huntington National Bank
                              41 South High Street
                              Columbus, Ohio 43287
                     (Name and address of agent for service)

                                   Copies to:
             David C. Mahaffey, Esq., and Christine S. Boehme, Esq.
                            Sullivan & Worcester
                               1666 K Street, N.W.
                              Washington, DC 20006

                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004

Item 1.     Reports to Stockholders

[Logo of Huntington VA Funds]

Annual
Shareholder
Report

Equity Funds

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA International Equity Fund

Huntington VA Macro 100 Fund

Huntington VA Mid Corp America Fund

Huntington VA New Economy Fund

Huntington VA Rotating Markets Fund

Huntington VA Situs Small Cap Fund

Income Funds

Huntington VA Mortgage Securities Fund

DECEMBER 31, 2004

Huntington VA Dividend Capture Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
B. Randolph Bateman, CFA, Chief Investment Officer
Kirk Mentzer, MBA, Director of Research, and
Senior Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	13.75%
3 Year	11.33%
Start of Performance (10/15/01)	11.38%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Dividend Capture Fund from October 15, 2001 (inception) to December 31, 2004, compared to the S&P 500 and DCIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/04, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2004, the Huntington VA Dividend Capture Fund had a total return of 13.75% compared to the total return of 10.88% for the Standard & Poor’s 500 Index (S&P 500)1 and to the Dividend Capture Indices Blend’s (DCIB) total return of 14.57%.2 We derived this performance from our top-down style and portfolio construction techniques aimed at producing a high level of stable income. Here are the highlights from each of the Fund’s asset classes:

• Preferred Stocks--The Fund held core, stable holdings from high quality issuers. Issuers in cyclical and utility industries performed best during the reporting period ended December 31, 2004.

• Common Stocks--In many regards, 2004 was a repeat of trends that began in 2003. Strong profits, plentiful liquidity, and increased risk taking lifted the S&P 500 by 10.88%. Value-style and smaller companies produced even better returns.3 Commodity and industrial sectors dominated performance rankings with the energy sector alone gaining 31% on rising oil prices.

• Real Estate Investment Trusts (REITs)4--Real estate investors enjoyed another year of double-digit growth due to a shift in investor preference for assets related to physical goods and high dividend yields. As measured by the Morgan Stanley REIT Index, REITs produced a total return of 31.39%5 for 2004.

For the reporting period ended December 31, 2004, the Fund’s total return was positively impacted by the strong results in both common stocks and REITs. Conversely, the Fund’s exposure to preferred stocks negatively impacted its performance as measured by the Merrill Lynch Fixed Rate Preferred Index return of 5.10%6 for the year ended December 31, 2004.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

† The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Barra Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. The S&P 500/Barra Value Index is a capitalization-weighted index of the stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

3 Small capitalization stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

4 Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

5 The Morgan Stanley REIT Index comprises the most actively traded real estate investment trusts and is designed to measure real estate equity performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

6 The Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington VA Growth Fund

Management’s Discussion of Fund Performance
Portfolio Manager: James J. Gibboney, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc. (the “Advisor”)

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	5.67%
3 Year	(0.90)%
Start of Performance (5/01/01)	(2.91)%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Growth Fund from May 1, 2001 (inception) to December 31, 2004, compared to the S&P 500/Barra Growth Index and the S&P 500. The Advisor has elected to change the benchmark index from the S&P 500 to the S&P 500/Barra Growth Index because the market capitalization of companies comprising the S&P 500/Barra Growth Index more closely correlates to the market capitalization of the companies in which the Fund invests.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/04, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/Barra Growth Index and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2004, the Huntington VA Growth Fund produced a total return of 5.67% compared to a total return of 6.13% for the S&P 500/Barra Growth Index1 and a total return of 10.88% for the Standard & Poor’s 500 Index (S&P 500)2 for the same reporting period.

The Fund was impacted by the stock market’s general rise in value, most of which occurred in the fourth quarter of the year. In general, high quality, large capitalization stocks continued to underperform in 2004. While the S&P 500 rose 10.88%, the S&P Equal Weight Index (S&P EWI) rose 16.95%.3 The S&P EWI performed better because smaller stocks generally performed better than larger stocks in 2004. The Fund tended to own the large companies within the S&P 500. Growth stocks also tended to underperform value stocks which also negatively impacted Fund performance.

These phenomena seemed to predominate the Fund’s individual stock holdings. Pfizer, Inc., Intel Corp. and Merck & Co., Inc., all large-cap stocks, were three of the Fund’s worst performers. Qualcomm, Inc., Carnival Corp. and Franklin Resources, Inc., all smaller in market cap, were three of the Fund’s best performers.

The Fund’s sector weightings generally adhered to its investment policy sector guidelines.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

† The composition of the Fund’s holdings is subject to change.

1 The S&P 500/Barra Growth Index is a capitalization-weighted index of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 The S&P EWI is the equally weighted version of the S&P 500. The S&P EWI has the same stocks as the capitalization weighted S&P 500 but each company in the S&P EWI is allocated a fixed weight of 0.20% rebalanced quarterly. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington VA Income Equity Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Craig J. Hardy, CFA, MBA Christopher G. Cwiklinski, CFA
Vice Presidents
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	13.66%
3 Year	6.62%
5 Year	5.60%
Start of Performance (10/21/99)	5.23%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Income Equity Fund from October 21, 1999 (inception) to December 31, 2004, compared to the S&P 500, S&P 500 BVI and the LEIFI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/04, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and S&P 500 BVI have been adjusted to reflect reinvestment of all dividends on securities in the indices.

For the year ended December 31, 2004, the total return for the Huntington VA Income Equity Fund was 13.66% compared to a total return of 10.88% for the Standard and Poor’s 500 Index (S&P 500),1 a total return of 15.69% for the S&P 500/Barra Value Index (S&P 500 BVI)2 and a total return of 13.02% for the Lipper Equity Income Funds Index (LEIFI).3

During 2004, the Fund was positioned relatively conservatively, with an emphasis on stocks with high dividend yields, reasonable dividend growth prospects and a value orientation. This combination of characteristics allowed the Fund to outperform its benchmark index, the S&P 500, during 2004, a period of moderate stock market returns.

From a sector perspective, the sectors that contributed most positively to the performance of the Fund in 2004 were materials, led by agricultural chemical companies; telecommunications, led by integrated telecom companies; and energy, led by integrated oil and gas, and exploration and production companies. The sectors that negatively impacted the Fund in 2004 were healthcare, with weakness in pharmaceutical stocks; information technology, including communications equipment and electronic equipment; and consumer discretionary, led by printing and publishing companies.

The stocks that contributed most positively to the Fund’s performance in 2004 were Monsanto Co., driven by earnings growth and price-to-earnings multiple expansion; Occidental Petroleum Corp., due to higher volume and prices in crude oil; Exelon Corp., which benefited from a turnaround in its energy transmission and delivery business; and Genuine Parts Corp., which saw growth in earnings and an increase in its price-to-earnings multiple. The stocks that negatively impacted Fund performance in 2004 were Bristol-Myers Squibb Co. and Wyeth, which declined along with most of the pharmaceutical industry; Gannett Co., Inc. which suffered price-to-earnings multiple contraction; and Nokia, Inc. which experienced an earnings decline during the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

† The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 BVI is a market capitalization-weighted index of the stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows.

3 Lipper figures represent the average of the total returns reported by the largest mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

Huntington VA International Equity Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Madelynn M. Matlock, CFA,
Director of International Investments
Vice President
Huntington Asset Advisors, Inc.

Cumulative Total Return for the Period Ended 12/31/2004
Start of Performance (5/03/04)	11.26%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA International Equity Fund from May 3, 2004 (inception) to December 31, 2004, compared to the EAFE.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/04, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2004, the Huntington VA International Equity Fund produced a total return of 11.26%. This compared to a total return of 17.95% for the Morgan Stanley Capital International Europe, Far East and Australasia Index (EAFE).1 The Fund’s return, compared to the EAFE, was influenced by three main factors: its regional allocation to Europe, Asia and the Americas, its exposure to various economic sectors, and its currency exposure, each discussed below.

The regional allocation of the Fund favored Asian markets, including Japan, Australia, Singapore, Hong Kong, India, Malaysia and Korea. The Fund was underweight in the European markets. This regional balance slowed Fund performance versus the EAFE, as Pacific markets in general rose less than European markets and the EAFE, while the European markets performed somewhat better than the EAFE. Some of the smaller Asian markets, such as India and Hong Kong, posted very strong results, but Japanese market growth slowed after stronger results earlier in the year. This weighting effect was somewhat offset by an overall underweight in the Fund to the Japanese market as compared to the EAFE.

The Fund’s performance was helped by its overweighting in the industrial, utility, and energy sectors over most of the year, as these more cyclical parts of the global equity market benefited from a strong rebound in growth. Materials stocks performed in line with the EAFE, and the Fund was equal weighted or slightly underweighted in this sector throughout the year. Financial stocks, comprising over a quarter of the EAFE, also outperformed the EAFE. The Fund’s underweight in this sector negatively impacted Fund performance. Consumer staple goods, healthcare, and technology stocks lagged the overall EAFE. The Fund’s overweight in healthcare, and consumer staples, and its exposure to technology in line with the EAFE, were a drag to Fund performance. In general, the Fund’s sector allocation was too conservative to participate fully in the EAFE gain for the year.

The U.S. dollar lost another 7% against a basket of other currencies, such as the Euro and the Yen, on a trade-weighted basis, after a 15% decline in the previous year. The EAFE return was boosted by 7% due to currency gains. Many of the companies represented in the Fund’s portfolio benefited from improved earnings due to currency movements and the the decline in the U.S. dollar, which boosted their stock prices.

The performance of the EAFE also benefited from this effect. In addition, some of the most positively impacted companies accounted for more of the EAFE value than in the Fund’s portfolio.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

† The composition of the Fund’s holdings is subject to change.

1 Return quoted is from May 3, 2004, the Fund’s start of performance, to December 31, 2004. The EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

International investing involves special risks including currency risk, political risk increased volatility of foreign securities, and differences in auditing and other financial standards.

Huntington VA Macro 100 Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Huntington Asset Advisors, Inc.
Portfolio Sub-Advisor: Laffer Investments, Inc.

Cumulative Total Return for the Period Ended 12/31/2004
Start of Performance (5/03/04)	11.30%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Macro 100 Fund from May 3, 2004 (inception) to December 31, 2004, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/04, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2004, the Huntington VA Macro 100 Fund had a total return of 11.30% compared to the total return of 9.76% for the Standard & Poor’s 500 Index (S&P 500).1

The Macro 100 Fund’s outperformance versus the S&P 500 was led by a significant overweight in financials for the fiscal year. This was followed by solid returns from the Fund’s consumer discretionary and information technology sectors.

The positioning of the factors used to select the securities for the Fund remained the same throughout the fiscal year. The portfolio was positioned for a continued weak U.S. dollar, a more growth-oriented economy, slightly rising interest rates, improving state fiscal situations and larger capitalization company outperformance. This led the portfolio to be significantly overweighted in both the financial and information technology economic sectors. Conversely, the Fund was underweighted significantly in consumer staples, healthcare, energy and industrials.

The environment in 2004 was an unusual one, to say the least, in regard to longer term positioning of the models used to select securities. The contentious election cycle in the U.S. combined with erratic oil and gold prices created short-run financial and economic shocks and a confidence crisis in markets. Despite these situations the models and the Fund performed well for investors.

On the individual security side of the ledger, some of the winners held by the Fund for the fiscal year included eBay, Inc., Yahoo, Inc., Home Depot, Inc., Bank of America Corp, Dell, Inc., Qualcomm, Inc., U.S. Bancorp, Wachovia Corp. and Microsoft Corp. Laggards included Coca-Cola Enterprises, Inc., Cisco Systems, Inc. and Intel Corp.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

† The composition of the Fund’s holdings is subject to change.

1 Return quoted is from May 3, 2004, the Fund’s start of performance, to December 31, 2004. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington VA Mid Corp America Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Christopher M. Rowane, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc. (the “Advisor”)

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	16.91%
3 Year	9.65%
Start of Performance (10/15/01)	12.75%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mid Corp America Fund from October 15, 2001 (inception) to December 31, 2004, compared to the S&P 400, the LMCCI and the RMCI.

The Advisor has elected to change the benchmark index from the RMCI to the S&P 400 because the market capitalization of companies comprising the S&P 400 more closely correlates to the market capitalization of the companies in which the Fund invests.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/04, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, LMCCI and the RMCI indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2004, the Huntington VA Mid Corp America Fund produced a total return of 16.91% compared to the Standard & Poor’s 400 Index (S&P 400) total return of 16.44%,1 the Russell Midcap Index (RMCI) total return of 18.47%2 and the Lipper Mid Cap Core Average (LMCCI) total return of 15.52%.3

The Fund maintained a disciplined approach of selecting high quality holdings and continued utilizing the sector strategy of the Advisor, which focuses on the economic impact within equity markets. The Fund outperformed its benchmark, the S&P 400, mainly because of its lighter exposure to the technology sector, which produced mediocre returns during the volatile market in 2004. The Fund’s overweight positions in the energy and financial sectors added to its strong performance, as well as stock selection in the consumer discretionary sector. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

† The composition of the Fund’s holdings is subject to change.

1 The S&P 400 is a capitalization weighted index of common stocks representing all major industries in the mid range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

2 The RMCI is measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into category indicated. They do not reflect sales charges.

4 Diversification does not assure a profit nor protect against loss.

Huntington VA New Economy Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Bernard A. Shinkel, Ph.D.
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	18.75%
3 Year	10.49%
Start of Performance (10/15/01)	12.75%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA New Economy Fund from October 15, 2001 (inception) to December 31, 2004, compared to the RUS3G and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/04, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the RUS3G indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2004, the Huntington VA New Economy Fund produced a total return of 18.75%, significantly outperforming the Fund’s benchmark, the Russell 3000 Growth Index (RUS3G), which had a total return of 5.89%1 for the same reporting period. The Fund also outperformed the broader stock market index, the Standard & Poor’s 500 Index (S&P 500), which had a total return of 10.88%2 for the year.

The Fund’s results were achieved by maintaining a highly diversified portfolio, with 250 holdings at year-end, and focusing primarily on the mid- and small-cap segments of the market.3 The Fund’s unique approach to growth investing, and its resulting sector emphasis on the high growth segments of the economy – information technology, healthcare, and consumer discretionary – further enhanced performance. As always, the mandate of the Fund allowed us to invest in the leading creators and implementers of science and technology when and where the stock market appeared to dictate that it would reward such investments.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

† The composition of the Fund’s holdings is subject to change.

1 The RUS3G measures the performance of those Russell Midcap Companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

Huntington VA Rotating Markets Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Paul Koscik, JD
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	11.63%
3 Year	5.62%
Start of Performance (10/15/01)	6.69%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Rotating Markets Fund from October 15, 2001 (inception) to December 31, 2004, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/04, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2004, the total return for the Huntington VA Rotating Markets Fund was 11.63% compared to the total return of 10.88% for its benchmark, the Standard & Poor’s 500 Index (S&P 500).1

The Fund outperformed its benchmark in 2004, primarily because of the Fund’s heavy concentration in equity markets outside the United States. The Fund spent 2004 invested in the international market segment of the stock market which comprises companies that are based throughout the world, including the United States.2 The Fund invested 48% of its assets in foreign securities based on the belief that foreign securities would outperform the S&P 500. Throughout much of 2004, the foreign markets displayed relative outperformance compared to the U.S. stock market. The Fund took advantage of this environment by taking significant positions in the iShares MSCI-EAFE Index Fund,3 the iShares MSCI EMU Index Fund4 as well as smaller positions in Mexico, Canada, and the Latin America markets.

Also contributing to its outperformance was the Fund’s U.S. strategy of focusing on small- and mid-cap indices as well as “value” indices. To capitalize on the continuing bias toward small- and mid-cap stocks in the U.S. markets the Fund invested 17% of its assets in U.S. mid-cap and small-cap indices.5 The two largest holdings were the iShares S&P Small Cap 600 Index Fund6 and the iShares Russell Midcap Index Fund.7 The U.S. equity markets also continued to show a bias for “value” over “growth”. To capitalize on this phenomenon, the Fund purchased the iShares Russell 3000 Value Index Fund8 and the iShares S&P Small Cap 600/Barra Value Index Fund.9

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

† The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is umanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 International investing involves special risks including currency risk, political risk increased volatility of foreign securities, and differences in auditing and other financial standards.

3 The iShares MSCI-EAFE Index Fund invests in most of the same stocks listed in the MSCI-EAFE Index. The MSCI-EAFE Index was developed by Morgan Stanley Capital International Inc. (MSCI) as an equity benchmark for international stock performance, which includes stocks from Europe, Australasia and the Far East. Exchange traded funds are subject to risks similar to those of stocks.

4 The iShares MSCI EMU Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the European Monetary Union (“EMU”) markets, as measured by the MSCI EMU Index. Exchange traded funds are subject to risks similar to those of stocks.

5 Small capitalization stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

6 The iShares S&P Small Cap 600 Index Fund seeks investment results that correspond to the performance of publicly traded U.S. small-cap stock securities, as represented by the S&P Small Cap 600 Index. Exchange traded funds are subject to risks similar to those of stocks.

7 The iShares Russell Midcap Index Fund invests in most of the same stocks listed in the Russell Midcap Index. The Russell Midcap Index was developed as an equity benchmark for mid cap equity stocks. The iShares Russell Midcap Index Fund seeks investment results that correspond to the performance of the 800 smallest U.S. companies in the Russell 1000 Index as represented by the Russell Midcap Index. The Index represents approximately 19% of the market capitalization of listed U.S. equities. Exchange traded funds are subject to risks similar to those of stocks.

8 The iShares Russell 3000 Value Index Fund seeks investment results that correspond to the performance of the value sector of the U.S. equity broad market, as represented by the Russell 3000 Value Index. The Russell 3000 Value Index measures the performance of stocks with the lowest price-to-book ratios and forecasted growth within the Russell 1000 and Russell 2000 Indices. Exchange traded funds are subject to risks similar to those of stocks.

9 The iShares S&P Small Cap 600/Barra Value Index Fund seeks investment results that correspond to the performance of publicly traded U.S. small-cap stocks with the lowest price-to-book ratios within the S&P Small Cap 600 Index, as represented by the S&P Small Cap 600/Barra Value Index. Exchange traded funds are subject to risks similar to those of stocks.

Huntington VA Situs Small Cap Fund

Management’s Discussion of Fund Performance
Portfolio Manager: B. Randolph Bateman, CFA
Chief Investment Officer
Huntington Asset Advisors, Inc.

Cumulative Total Return for the Period Ended 12/31/2004
Start of Performance (5/03/04)	19.70%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Situs Small Cap Fund from May 3, 2004 (inception) to December 31, 2004, compared to the S&P 600 and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/04, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and the S&P 500 indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2004, the Huntington VA Situs Small Cap Fund produced a total return of 19.70%. In 2004, the Standard & Poor’s Small Cap 600 Index (S&P 600), the Fund’s benchmark, produced a total return of 18.58%1 while the Standard & Poor’s 500 Index (S&P 500) produced a total return of 9.76%.2 The Fund’s sector allocation contributed to the outperformance of its benchmark. During the reporting period, the Fund was overweight in those sectors that outperformed its benchmark. The Fund’s overweighting or underweighting of the sectors within its portfolio relative to a sector’s market strength or weakness contributed positively to its performance. The Fund utilized various screening techniques in its security selection process and included a focus on sectors experiencing strong momentum that proved to be a contributing factor to the Fund’s performance during 2004.

The Fund remained true to its objective of emphasizing stocks whose underlying corporations are favorably situated, from a geographical point, to profit from that location. Stock holdings such as Garmin, Inc., West Marine, Inc., Urban Outfitters, Inc., Jacobs Engineering Group, Inc., and a number of the bank holdings benefited from sales in growing geographical regions. Other securities held by the Fund took advantage of Florida’s hurricanes to bolster consumer demand for replacement sporting equipment and housing. While location themes such as state taxes, growth of market footprint, demographics and political structure of markets were important in selecting portfolio holdings, all stocks were screened for quality, valuation, capitalization and financial strength.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

† The composition of the Fund’s holdings is subject to change.

1 Return quoted is from May 3, 2004, the Fund’s start of performance, to December 31, 2004. The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The Index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 Return quoted is from May 3, 2004, the Fund’s start of performance, to December 31, 2004. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Huntington VA Mortgage Securities Fund

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

Cumulative Total Return for the Period Ended 12/31/2004
Start of Performance (5/03/04)	5.90%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mortgage Securities Fund from May 3, 2004 (inception) to December 31, 2004, compared to the LBMBSI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/04, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

For the fiscal year ended December 31, 2004, the Huntington VA Mortgage Securities Fund produced a total return of 5.90%. This compared to the total return of the Lehman Brothers Mortgage Backed Securities Index (LBMBSI) of 4.64%1 and the Lipper U.S. Mortgage Funds Average of 3.38%2 for the same reporting period.

During 2004, the Fund’s investment in real estate investment trusts (REITs) contributed to it outperforming its benchmark, the LBMBSI. As measured by the Morgan Stanley REIT Index, REITs produced a total return of 35.66%3 for 2004 and the Fund had a portfolio weighting in REITs of 11% at year end. The selection of both mortgage-backed securities (MBS) and collateralized mortgage obligations contributed positively to the Fund’s performance during the year. Due to the slow down of refinancing in the mortgage market, and an increase in demand for yield product by banks, the Fund saw yield spreads tighten for MBS products which helped the Fund’s performance due to higher prices.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

† The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

1 Return quoted is from May 3, 2004, the Fund’s start of performance, to December 31, 2004. The LBMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 Return quoted is from May 3, 2004, the Fund’s start of performance, to December 31, 2004. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

3 Return quoted is from May 3, 2004, the Fund’s start of performance, to December 31, 2004. Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity. The Morgan Stanley REIT Index is comprised of real estate investment trusts. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

Huntington VA Dividend Capture Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2004

Asset Allocation	Percentage of Net Assets

Common Stock	41.6%
Preferred Stock	38.9%
Real Estate Investment Trusts	13.0%
Cash[1]	3.8%
Other Investments	3.7%
Liabilities in Excess of Other Assets	(1.0)%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2004

Shares		Value

COMMON STOCKS -- 52.1%
	Auto/Truck Parts & Equipment -- 1.4%
30,500	Ford Motor Co.	$ 446,520

	Banks -- 7.0%
9,000	Bank of America Corp.	422,910
7,000	Citigroup, Inc.	337,260
15,000	J.P. Morgan Chase & Co.	585,150
13,000	KeyCorp	440,700
9,000	Wachovia Corp.	473,400

		2,259,420

	Computer Software -- 1.0%
12,000	Microsoft Corp.	320,520

	Consumer Products -- 0.8%
3,500	Fortune Brands, Inc.	270,130

	Drugs & Health Care -- 2.5%
30,500	Bristol-Myers Squibb Co.	781,410

	Electric Utility -- 1.2%
8,000	Nisource, Inc.	182,240
6,000	The Southern Co.	201,120

		383,360

	Electrical Equipment -- 0.2%
1,000	Cooper Industries Ltd., Class A	67,890

	Electronic Components -- 0.9%
13,000	PerkinElmer, Inc.	292,370

	Entertainment -- 0.2%
1,000	Harrah’s Entertainment, Inc.	66,890

	Farm & Garden Machinery -- 0.5%
2,000	Deere & Co.	148,800

	Financial Services -- 3.1%
8,000	Hartford Financial Services Group, Inc.	554,480
8,000	Prudential Financial, Inc.	439,680

		994,160

	Food & Beverages -- 1.2%
13,000	Archer-Daniels-Midland Co.	290,030
2,500	SUPERVALU, Inc.	86,300

		376,330

	Forestry -- 1.3%
6,000	Weyerhaeuser Co.	$ 403,320

	Gas Utility -- 0.7%
5,000	Kinder Morgan Energy Partners, LP	221,650

	Industrial -- 0.9%
7,500	General Electric Co.	273,750

	Insurance -- 2.4%
3,000	Ace Ltd.	128,250
7,500	Cincinnati Financial Corp.	331,950
6,000	Safeco Corp.	313,440

		773,640

	Life/Health Insurance -- 4.0%
14,000	Lincoln National Corp.	653,520
15,000	MetLife, Inc.	607,650

		1,261,170

	Oil Company - Exploration & Production -- 1.0%
5,500	Kerr-McGee Corp.	317,845

	Paper & Allied Products -- 0.6%
5,500	Georgia Pacific Corp.	206,140

	Petroleum & Petroleum Products -- 2.3%
1,500	ConocoPhillips	130,245
11,500	Exxon Mobil Corp.	589,490

		719,735

	Railroad Transportation -- 1.5%
10,000	Burlington Northern Santa Fe Corp.	473,100

	Real Estate Investment Trusts -- 10.5%
5,500	Bedford Property Investors, Inc.	156,255
6,500	Brandywine Realty Trust	191,035
3,000	Camden Property Trust	153,000
5,000	Capital Automotive Real Estate Investment Trust, Inc.	177,625
5,500	CarrAmerica Realty Corp.	181,500
2,750	CBL & Associates Properties, Inc.	209,963
5,000	Colonial Properties Trust	196,350
33,000	Cornerstone Realty Income Trust, Inc.	329,339
COMMON STOCKS -- (continued)
	Real Estate Investment Trusts -- (continued)
8,500	Equity Inns, Inc.	$ 99,790
8,500	Equity Office Properties Trust	247,520
7,000	First Industrial Realty Trust, Inc.	285,110
6,000	General Growth Properties	216,960
4,000	Glenborough Realty Trust, Inc.	85,120
4,000	Health Care Real Estate Investment Trust, Inc.	152,600
1,000	Kimco Realty Corp.	57,990
5,000	Kramont Realty Trust	117,000
8,000	New Plan Excel Realty Trust	216,640
4,500	Simon Property Group, Inc.	291,015

		3,364,812

	Restaurants -- 1.5%
14,500	McDonald’s Corp.	464,870

	Retail -- 0.7%
9,000	Limited Brands	207,180

	Telephone & Telecommunications -- 1.9%
15,000	Verizon Communications, Inc.	607,650

	Tools & Accessories -- 1.2%
7,500	The Stanley Works	367,425

	Transport - Services -- 0.3%
2,000	Ryder System, Inc.	95,540

	Travel Services -- 1.3%
18,000	Sabre Holdings Corp., Class A	398,880

	Total Common Stocks (Cost $14,800,516)	16,564,507

PREFERRED STOCKS -- 41.4%
	Auto-Cars/Light Trucks -- 1.9%
17,200	Ford Motor Credit, 7.375%	443,416
6,000	General Motors Corp., 7.375%	151,560

		594,976

	Bank Holding Companies -- 0.8%
2,000	J.P. Morgan Chase & Co., Series X, 7.000%	53,460
7,700	Suntrust Capital IV, 7.125%	202,587

		256,047

	Banks -- 1.7%
20,000	Wells Fargo Capital Trust II, 7.000%	525,600

	Commercial Banks -- 5.9%
19,100	ASBC Capital I, 7.625%	512,835
10,000	Comerica Capital Trust I, 7.600%	262,800
19,600	Compass Capital, 7.350%	515,284
15,000	Fleet Capital Trust VII, 7.200%	398,250
6,900	Fleet Capital Trust VIII, 7.200%	183,540

		1,872,709

	Department Stores -- 0.4%
5,400	Sears Roebuck Acceptance, 7.000%	138,132

	Electrical Services -- 6.5%
4,300	BGE Capital Trust II, 6.200%	110,037
19,000	Dominion CNG Capital Trust I, 7.800%	507,657
12,000	Energy East Capital Trust I, 8.250%	321,960
22,000	Entergy LA, Inc., 7.600%	588,060
20,000	Georgia Power Capital, 7.125%	537,000

		2,064,714

	Entertainment -- 1.2%
15,000	The Walt Disney Co., 7.000%	396,900

	Financial Services -- 9.0%
650	BancWest Capital I, 9.500%	$ 17,193
7,600	Everest Cap Trust 7.850%	210,216
4,000	General Electric Capital Corp., 6.100%	104,840
15,500	Hartford Life Capital II, Series B, 7.625%	410,285
10,000	Household Capital Trust V, Series X, 10.000%	257,300
18,000	Merrill Lynch Capital Trust V, 7.280% (b)	488,700
19,000	Morgan Stanley Capital Trust II, 7.250%	502,740
16,000	National Commerce Capital Trust II, 7.700%	428,800
1,900	Provident Financial Group, Inc., 8.375%	52,478
13,600	SLM Corp., 6.000%	340,272

		2,812,824

	Gas & Natural Gas -- 1.1%
7,000	Keyspan Corp., 8.750%	365,190

	Insurance -- 4.4%
16,400	Ace Ltd., Series C, 7.800%	437,552
3,000	Chubb Corp., 7.000%	90,000
19,400	Partnerre Capital Trust I, 7.900%	516,040
13,600	St. Paul Capital Trust, 7.600%	362,304

		1,405,896

	Insurance Carriers -- 0.4%
5,000	Travelers Property Casualty Corp., 4.500%	115,150

	Life/Health Insurance -- 3.7%
18,000	Aetna, Inc., 8.500%	482,220
13,000	Lincoln National Capital V, Series E, 7.650%	344,760
12,400	PLC Capital Trust, 7.250%	329,840
1,300	Torchmark Capital Trust I, 7.750%	34,775

		1,191,595

	Real Estate Investment Trusts -- 2.5%
10,000	HRPT Properties Trust, Series A, 9.875%	270,500
8,000	Prologis Trust, Series F, 6.750%	202,400
12,500	Public Storage, Series R, 8.000%	329,625

		802,525

	Reinsurance -- 0.6%
7,300	RenaissanceRe Holdings Ltd., Series B, 7.300%	195,932

	Telephone Communication -- 1.3%
7,000	Alltel Corp., 7.750%	370,230
2,000	SBC Communications, Inc., 7.000%	52,560

		422,790

	Total Preferred Stocks (Cost $13,157,931)	13,160,980

MUTUAL FUNDS -- 3.7%
	Exchange Traded Funds -- 3.7%
18,000	AMEX Technology SPDR	$ 379,980
6,500	SPDR Trust Series 1 Index Fund	785,850

	Total Mutual Funds (Cost $1,023,375)	1,165,830

CASH EQUIVALENT -- 3.8%
1,208,471	Huntington Money Market Fund, Interfund Shares*	1,208,471

	Total Cash Equivalent (Cost $1,208,471)	1,208,471

	Total Investments (Cost $30,190,293) (a) -- 101.0%	32,099,788
	Liabilities in Excess of Other Assets -- (1.0)%	(317,528)

	Net Assets -- 100.0%	$ 31,782,260

Huntington VA Growth Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2004

Asset Allocation	Percentage of Net Assets

Technology	25.1%
Health Care	18.6%
Consumer Staples	16.0%
Industrials	12.7%
Financials	10.5%
Consumer Discretionary	7.5%
Materials	3.0%
Energy	2.6%
Cash[1]	1.9%
Telecommunications	0.7%
Other Investments	1.3%
Other Assets in Excess of Liabilities	0.1%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2004

Shares		Value

COMMON STOCKS -- 96.7%
	Apparel & Textiles -- 2.5%
10,200	Cintas Corp.	$ 447,372

	Banks -- 2.2%
2,550	Northern Trust Corp.	123,879
2,523	State Street Corp.	123,930
3,383	Washington Mutual, Inc.	143,033

		390,842

	Beverages -- 1.7%
6,000	PepsiCo, Inc.	313,200

	Broadcast Services & Programming -- 0.3%
5,203	Liberty Media Corp., Class A (b)	57,129

	Chemicals -- 3.0%
5,205	Du Pont (E.I.) de Nemours & Co.	255,305
8,029	Ecolab, Inc.	282,059

		537,364

	Computer Services -- 1.7%
6,712	Hewlett Packard Co.	140,751
5,600	Sungard Data Systems, Inc. (b)	158,648

		299,399

	Computer Software -- 4.4%
29,508	Microsoft Corp.	788,159

	Computers -- 9.2%
14,594	Cisco Systems, Inc. (b)	281,664
10,000	Computer Sciences Corp. (b)	563,701
8,698	Dell, Inc. (b)	366,534
620	EMC Corp. (b)	9,219
2,999	International Business Machines Corp.	295,641
342	Network Appliance, Inc. (b)	11,361
8,620	Oracle Corp. (b)	118,266

		1,646,386

	Cosmetics/Toiletries -- 4.3%
4,248	Colgate-Palmolive Co.	217,328
9,928	Procter & Gamble Co.	546,834

		764,162

	Data Processing/Management -- 2.0%
7,887	Automatic Data Processing, Inc.	$ 349,788

	Drugs & Health Care -- 8.0%
2,691	Abbott Laboratories	125,535
2,500	Amgen, Inc. (b)	160,375
2,290	IMS Health, Inc.	53,151
5,622	Merck & Co., Inc.	180,691
13,122	Pfizer, Inc.	352,851
8,433	Schering-Plough Corp.	176,081
5,465	Wyeth	232,754
2,000	Zimmer Holdings, Inc. (b)	160,240

		1,441,678

	Electric Utility -- 0.0%
187	Duke Energy Corp.	4,737

	Electronic Components -- 1.1%
6,100	Molex, Inc.	183,000
2,201	Solectron Corp. (b)	11,731

		194,731

	Financial Services -- 3.1%
3,591	American Express Co.	202,424
2,489	Franklin Resources, Inc.	173,359
2,854	T. Rowe Price Group, Inc.	177,519

		553,302

	Food & Beverages -- 5.0%
7,500	Anheuser Busch Companies, Inc.	380,475
3,112	J.M. Smuckers Co.	146,482
5,290	Wm. Wrigley Jr. Co.	366,015

		892,972

	Industrial -- 4.9%
24,245	General Electric Co.	884,943

	Industrial Conglomerates -- 3.2%
6,136	Illinois Tool Works, Inc.	568,684

	Instruments - Scientific -- 0.7%
2,648	Millipore Corp. (b)	131,897

COMMON STOCKS -- (continued)
	Insurance -- 5.2%
10,808	American International Group, Inc.	$ 709,761
2	Berkshire Hathaway, Inc., Class A (b)	175,800
1,457	St. Paul Cos., Inc.	54,011

		939,572

	Medical & Medical Services -- 9.8%
7,500	Baxter International, Inc.	259,050
3,700	Biomet, Inc.	160,543
2,700	Dentsply International, Inc.	151,740
269	Hospira, Inc. (b)	9,012
7,000	Invacare Corp.	323,820
5,977	Johnson & Johnson	379,061
1,968	Medco Health Solutions, Inc. (b)	81,869
2,015	Medtronic, Inc.	100,085
6,530	Stryker Corp.	315,073

		1,780,253

	Miscellaneous Business Services -- 1.3%
7,500	Iron Mountain, Inc. (b)	228,675

	Multimedia -- 0.9%
260	Liberty Media International, Inc. (b)	12,020
7,677	Time Warner, Inc. (b)	149,241

		161,261

	Office Supplies -- 2.1%
6,337	Avery Dennison Corp.	380,030

	Petroleum & Petroleum Products -- 2.6%
7,217	Anadarko Petroleum Corp.	467,734

	Printing & Publishing -- 1.2%
1,931	Media General, Inc., Class A	125,148
2,408	Viacom, Inc., Class B	87,627

		212,775

	Retail -- 7.2%
14,278	Home Depot, Inc.	610,241
3,839	Kohl’s Corp. (b)	188,764
3,441	Wal-Mart Stores, Inc.	181,754
8,060	Walgreen Co.	309,262

		1,290,021

	Semi-Conductors/Instruments -- 1.9%
7,684	Analog Devices, Inc.	$ 283,693
663	Applied Materials, Inc. (b)	11,337
1,493	Texas Instruments, Inc.	36,758

		331,788

	Technology -- 2.0%
15,574	Intel Corp.	364,276

	Telephone & Telecommunications -- 2.3%
6,930	Qualcomm, Inc.	293,832
4,308	Vodafone Group PLC ADR	117,953

		411,785

	Transport - Marine -- 0.6%
1,859	Carnival Corp.	107,134

	Wholesale Distribution -- 2.3%
10,675	SYSCO Corp.	407,465

	Total Common Stocks (Cost $15,701,344)	17,349,514

MUTUAL FUNDS -- 1.3%
	Exchange Traded Funds -- 1.3%
2,675	NASDAQ 100 Index Fund	106,759
1,020	SPDR Trust Series 1 Index Fund	123,318

	Total Mutual Funds (Cost $177,194)	230,077

CASH EQUIVALENT -- 1.9%
337,406	Huntington Money Market Fund, Interfund Shares*	337,406

	Total Cash Equivalent (Cost $337,406)	337,406

	Total Investments (Cost $16,215,944) (a) -- 99.9%	17,916,997
	Other Assets in Excess of Liabilities -- 0.1%	15,892

	Net Assets -- 100.0%	$ 17,932,889

Huntington VA Income Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2004

Asset Allocation	Percentage of Net Assets

Financials	32.6%
Energy	14.7%
Consumer Discretionary	12.5%
Industrials	10.7%
Technology	6.6%
Materials	5.3%
Telecommunications	4.8%
Health Care	4.7%
Utilities	4.3%
Consumer Staples	2.2%
Cash[1]	1.9%
Liabilities in Excess of Other Assets	(0.3)%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2004

Shares		Value

COMMON STOCKS -- 98.4%
	Auto/Truck Parts & Equipment -- 4.0%
20,700	Genuine Parts Co.	$ 912,042
5,400	Johnson Controls, Inc.	342,576

		1,254,618

	Banks -- 26.8%
20,900	AmSouth Bancorporation	541,310
22,900	Bank of America Corp.	1,076,071
12,900	BB&T Corp.	542,445
23,300	Citigroup, Inc.	1,122,594
9,600	Comerica, Inc.	585,792
20,300	J.P. Morgan Chase & Co.	791,903
26,500	MBNA Corp.	747,035
28,500	National City Corp.	1,070,175
24,900	Regions Financial Corp.	886,191
8,400	Wachovia Corp.	441,840
14,400	Washington Mutual, Inc.	608,832

		8,414,188

	Chemicals -- 5.3%
21,200	Monsanto Co.	1,177,660
7,000	PPG Industries, Inc.	477,120

		1,654,780

	Computer Services -- 7.2%
6,400	Diebold, Inc.	356,672
7,300	First Data Corp.	310,542
14,400	Pitney Bowes, Inc.	666,432
23,700	Symbol Technologies, Inc.	410,010
14,300	Thompson Corp.	504,647

		2,248,303

	Computer Software -- 1.0%
11,400	Microsoft Corp.	304,494

	Consumer Products -- 2.2%
8,900	Fortune Brands, Inc.	686,902

	Data Processing/Management -- 1.0%
7,400	Automatic Data Processing, Inc.	$ 328,190

	Diversified Operations -- 2.5%
10,600	Textron, Inc.	782,280

	Drugs & Health Care -- 4.7%
20,600	Bristol-Myers Squibb Co.	527,772
10,900	Merck & Co., Inc.	350,326
13,900	Wyeth	592,001

		1,470,099

	Electric Utility -- 2.8%
14,800	Duke Energy Corp.	374,884
5,800	Exelon Corp.	255,606
11,400	Nisource, Inc.	259,692

		890,182

	Food & Beverages -- 1.4%
14,800	ConAgra Foods, Inc.	435,860

	Gas & Natural Gas -- 1.4%
10,300	Peoples Energy Corp.	452,685

	Household Products -- 0.8%
4,100	Clorox Co.	241,613

	Industrial -- 2.7%
22,800	General Electric Co.	832,200

	Insurance -- 3.5%
17,100	Unitrin, Inc.	777,195
4,000	XL Capital Ltd.	310,600

		1,087,795

	Life/Health Insurance -- 2.3%
15,400	Lincoln National Corp.	718,872

	Oil Company - Exploration & Production -- 4.9%
11,500	Kerr-McGee Corp.	664,585
14,900	Occidental Petroleum Corp.	869,564

		1,534,149

COMMON STOCKS -- (continued)
	Petroleum & Petroleum Products -- 9.8%
17,700	ChevronTexaco Corp.	$ 929,427
6,700	ConocoPhillips	581,761
15,200	Exxon Mobil Corp.	779,152
8,700	Marathon Oil Corp.	327,207
8,000	Royal Dutch Petroleum Co. ADR	459,040

		3,076,587

	Printing & Publishing -- 4.8%
5,200	Gannett Co., Inc.	424,840
30,600	R.R. Donnelley & Sons Co.	1,079,874

		1,504,714

	Retail -- 2.2%
23,500	May Department Stores Co.	690,900

	Telephone & Telecommunications -- 6.0%
16,200	Alltel Corp.	951,912
22,800	Nokia Corp. ADR	357,276
11,200	SBC Communications, Inc.	288,624
7,200	Verizon Communications, Inc.	291,672

		1,889,484

	Textiles -- 1.1%
6,500	V.F. Corp.	$ 359,970

	Total Common Stocks (Cost $25,660,941)	30,858,865

CASH EQUIVALENT -- 1.9%
588,611	Huntington Money Market Fund, Interfund Shares*	588,611

	Total Cash Equivalent (Cost $588,611)	588,611

	Total Investments (Cost $26,249,552) (a) -- 100.3%	31,447,476
	Liabilities in Excess of Other Assets -- (0.3)%	(99,111)

	Net Assets -- 100.0%	$ 31,348,365

Huntington VA International Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2004

Asset Allocation	Percentage of Net Assets

Financials	17.7%
Consumer Discretionary	11.0%
Consumer Staples	10.3%
Energy	8.5%
Materials	8.5%
Industrials	7.6%
Health Care	5.9%
Telecommunications	5.9%
Technology	5.1%
Other Investments	4.4%
Utilities	4.3%
Other Assets in Excess of Liabilities	10.8%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2004, and are based on net assets.

Portfolio of Investments

December 31, 2004

Shares		Value

COMMON STOCKS -- 84.7%
	Brazil -- 2.4%
	Oil & Gas -- 2.4%
240	Petroleo Brasileiro SA ADR	$ 9,547

	Canada -- 2.1%
	Oil & Gas -- 2.1%
150	Encana Corp. ADR	8,559

	Finland -- 2.8%
	Paper & Related Products -- 2.8%
500	UPM Kymmene OYJ ADR	11,160

	France -- 8.6%
	Food & Beverage -- 3.4%
740	Groupe Danone ADR	13,645

	Insurance -- 1.7%
270	Axa ADR	6,683

	Oil & Gas -- 1.6%
60	Total SA ADR	6,590

	Water Treatments -- 1.9%
290	Suez SA ADR	7,758

		34,676

	Germany -- 2.2%
	Computer Software -- 2.2%
200	SAP AG ADR	8,842

	Hong Kong -- 1.7%
	Commercial Banks -- 1.7%
2,200	Bank of East Asia Ltd. ADR	6,930

	Japan -- 13.0%
	Audio/Video Products -- 3.0%
740	Matsushita Electric Industrial Co. Ltd. ADR	11,876

	Commercial Banks -- 2.9%
1,140	Mitsubishi Tokyo Financial Group, Inc. ADR	11,651

	Cosmetics & Toiletries -- 1.7%
470	Shiseido Co. Ltd. ADR	6,807

	Electronics -- 2.3%
550	Sharp Corp. ADR	8,980

	Office Automation & Equipment -- 3.1%
230	Canon, Inc. ADR	$ 12,479

		51,793

	Mexico -- 2.4%
	Construction Materials & Supplies -- 2.4%
268	Cemex SA ADR	9,761

	Netherlands -- 5.1%
	Insurance -- 2.0%
266	ING Group NV ADR	8,047

	Transportation -- 3.1%
460	TPG NV ADR	12,535

		20,582

	Netherlands Antilles -- 1.8%
	Oil - Field Services -- 1.8%
110	Schlumberger Ltd. ADR	7,365

	Singapore -- 1.8%
	Telecommunications -- 1.8%
489	Singapore Telecommunications Ltd. ADR	7,130

	South Korea -- 2.3%
	Telephone Communications -- 2.3%
425	SK Telecom Co. Ltd. ADR	9,456

	Spain -- 6.9%
	Banks -- 2.4%
550	Banco Bilbao Vizcaya SA ADR	9,757

	Electric Integrated -- 2.3%
400	Endesa SA ADR	9,308

	Telephone Communications -- 2.2%
160	Telefonica SA ADR	9,040

		28,105

	Sweden -- 2.3%
	Manufacturing - Consumer Goods -- 2.3%
200	Electrolux AB, Series B ADR	9,230

COMMON STOCKS -- (continued)
	Switzerland -- 7.0%
	Banking/Insurance -- 1.7%
80	UBS AG ADR	$ 6,707

	Chemicals - Specialty -- 1.9%
350	Syngenta AG ADR	7,473

	Medical - Drugs -- 3.4%
270	Novartis AG ADR	13,646

		27,826

	United Kingdom -- 22.4%
	Commercial Banks -- 1.7%
150	Barclays PLC ADR	6,852

	Diversified Operations -- 4.9%
220	Bunzl PLC ADR	9,440
515	Tomkins PLC ADR	10,192

		19,632

	Food & Beverage -- 2.8%
310	Cadbury Schweppes PLC ADR	11,686

	Food - Retail -- 2.8%
600	Tesco PLC ADR	11,249

	Medical - Drugs -- 2.7%
230	GlaxoSmithkline PLC ADR	10,900

	Metals -- 1.9%
65	Rio Tinto PLC ADR	7,749

	Oil & Gas -- 1.1%
75	BP Amoco PLC ADR	4,380

	Printing & Publishing -- 2.7%
900	Pearson PLC ADR	10,944

	Retail -- 1.7%
280	Boots Group PLC ADR	7,048

		90,440

	Total Common Stocks (Cost $303,074)	341,402

MUTUAL FUNDS -- 4.4%
	India -- 1.9%
	Management Investment Operation -- 1.8%
240	Morgan Stanley India Investment Fund	$ 7,430

	Japan -- 2.6%
	Management Investment Operation -- 2.6%
950	iShares MSCI Japan Index Fund	10,374

	Total Mutual Funds (Cost $15,606)	17,804

	Total Investments (Cost $318,680) (a) -- 89.2%	359,206
	Other Assets in Excess of Liabilities -- 10.8%	43,691

	Net Assets -- 100.0%	$ 402,897

Huntington VA Macro 100 Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2004

Asset Allocation	Percentage of Net Assets

Technology	42.2%
Financials	30.7%
Consumer Discretionary	13.1%
Consumer Staples	5.8%
Industrials	2.5%
Cash[1]	2.0%
Materials	1.7%
Telecommunications	1.1%
Health Care	0.4%
Other Assets in Excess of Liabilities	0.5%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2004

Shares		Value

COMMON STOCKS -- 97.5%
	Aerospace & Defense -- 0.7%
405	Raytheon Co.	$ 15,726

	Auto/Truck Parts & Equipment -- 0.5%
245	Genuine Parts Co.	10,795

	Banks -- 19.1%
366	AmSouth Bancorporation	9,479
2,319	Bank of America Corp.	108,970
464	BB&T Corp.	19,511
474	Countrywide Credit Industries, Inc.	17,543
211	First Horizon National Corp.	9,096
416	Regions Financial Corp.	14,805
387	SunTrust Banks, Inc.	28,592
1,480	U.S. Bancorp	46,354
1,289	Wachovia Corp.	67,801
766	Washington Mutual, Inc.	32,386
1,454	Wells Fargo & Co.	90,366

		444,903

	Beer, Wine, & Distilled Beverages -- 0.6%
48	Adolph Coors Co., Class B	3,632
206	Brown-Forman Corp.	10,028

		13,660

	Chemicals -- 0.7%
242	PPG Industries, Inc.	16,495

	Communications Equipment -- 1.9%
288	Comverse Technology, Inc. (b)	7,042
918	Nextel Communications, Inc., Class A (b)	27,539
167	Scientific-Atlanta, Inc.	5,513
556	Tellabs, Inc. (b)	4,776

		44,870

	Computer Services -- 6.7%
787	Ebay, Inc. (b)	91,512
246	Jabil Circuit, Inc. (b)	6,293
446	Veritas Software Corp. (b)	12,733
1,182	Yahoo, Inc. (b)	44,538

		155,076

	Computer Software -- 4.6%
4,054	Microsoft Corp.	$ 108,282

	Computers -- 12.7%
5,693	Cisco Systems, Inc. (b)	109,875
179	Citrix Systems, Inc. (b)	4,391
509	Computer Associates International, Inc.	15,810
243	Computer Sciences Corp. (b)	13,698
2,251	Dell, Inc. (b)	94,857
4,035	Oracle Corp. (b)	55,360

		293,991

	Computers, Peripherals & Software -- 1.9%
288	Adobe Systems, Inc.	18,068
445	Advanced Micro Devices, Inc. (b)	9,799
311	BMC Software, Inc. (b)	5,785
502	Novell, Inc. (b)	3,389
416	Parametric Technology Corp. (b)	2,450
425	Unisys Corp. (b)	4,327

		43,818

	Diversified Operations -- 1.6%
241	Ingersoll Rand Co.	19,352
215	Reynolds American, Inc.	16,899

		36,251

	Electrical Equipment -- 0.3%
88	Cooper Industries Ltd., Class A	5,974

	Electronic Components -- 1.6%
468	Agilent Technologies, Inc. (b)	11,278
431	Applied Micro Circuits Corp. (b)	1,815
339	Broadcom Corp., Class A (b)	10,943
534	Sanmina Corp. (b)	4,523
812	Solectron Corp. (b)	4,328
102	Thomas & Betts Corp. (b)	3,137

		36,024

COMMON STOCKS -- (continued)
	Financial Services -- 9.7%
996	American Express Co.	$ 56,144
200	Bear Stearns Companies, Inc.	20,462
294	Capital One Financial Corp.	24,758
433	E*Trade Group, Inc. (b)	6,473
284	Franklin Resources, Inc.	19,781
334	Golden West Financial Corp.	20,514
317	Janus Capital Group, Inc.	5,329
276	Marshall & Ilsley Corp.	12,199
300	Providian Financial Corp. (b)	4,941
390	SLM Corp.	20,822
204	T. Rowe Price Group, Inc.	12,689
1,206	The Charles Schwab Corp.	14,424
87	Zions Bancorporation	5,919

		224,455

	Food & Beverages -- 4.4%
464	Coca-Cola Enterprises, Inc.	9,674
2,212	The Coca-Cola Co.	92,086

		101,760

	Hotels -- 0.4%
417	Hilton Hotels Corp.	9,483

	Life Insurance -- 0.6%
332	Principal Financial Group	13,592

	Machinery -- 0.5%
254	Rockwell International Corp.	12,586

	Metals & Mining -- 1.0%
163	Freeport-McMoran Copper & Gold, Inc., Class B	6,231
179	Phelps Dodge Corp.	17,707

		23,938

	Miscellaneous Business Services -- 1.8%
488	Autodesk, Inc.	18,520
562	Symantec Corp. (b)	14,477
208	Waters Corp. (b)	9,732

		42,729

	Real Estate Investment Trusts -- 1.2%
248	Prologis Trust	10,746
265	Simon Property Group, Inc.	17,137

		27,883

	Retail -- 6.7%
241	Circuit City Stores, Inc.	3,769
826	Gap, Inc.	17,445
2,012	Home Depot, Inc.	85,993
828	Lowe’s Cos., Inc.	47,685

		154,892

	Semi-Conductors/Instruments -- 3.3%
398	Analog Devices, Inc.	$ 14,694
151	Freescale Semiconductor Inc. (b)	2,773
679	LSI Logic Corp. (b)	3,721
331	National Semiconductor Corp.	5,941
206	NVIDIA Corp. (b)	4,853
360	PMC-Sierra, Inc. (b)	4,050
120	QLogic Corp. (b)	4,408
1,526	Texas Instruments, Inc.	37,571

		78,011

	Technology -- 8.5%
854	ADC Telecommunications, Inc. (b)	2,289
409	Altera Corp. (b)	8,466
490	Compuware Corp. (b)	3,170
4,824	Intel Corp.	112,834
254	Intuit, Inc. (b)	11,179
208	Lexmark International Group, Inc. (b)	17,680
340	Linear Technology Corporation	13,178
331	Maxim Integrated Products, Inc.	14,031
102	Mercury Interactive Corporation (b)	4,646
378	Xilinx, Inc.	11,208

		198,681

	Telephone & Telecommunications -- 4.8%
836	Ciena Corp. (b)	2,792
1,033	JDS Uniphase Corp. (b)	3,275
2,873	Lucent Technologies, Inc. (b)	10,802
1,968	Motorola, Inc.	33,850
1,453	Qualcomm, Inc.	61,607

		112,326

	Textiles -- 0.3%
107	V.F. Corp.	5,926

	Transport - Marine -- 1.3%
526	Carnival Corp.	30,313

	Transport - Services -- 0.1%
70	Ryder System, Inc.	3,344

	Total Common Stocks (Cost $2,111,531)	2,265,784

CASH EQUIVALENT -- 2.0%
45,538	Huntington Money Market Fund, Interfund Shares*	45,538

	Total Cash Equivalent (Cost $45,538)	45,538

	Total Investments (Cost $2,157,069) (a) -- 99.5%	2,311,322

	Other Assets in Excess of Liabilities -- 0.5%	12,535

	Net Assets -- 100.0%	$ 2,323,857

Huntington VA Mid Corp America Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2004

Asset Allocation	Percentage of Net Assets

Financials	16.5%
Consumer Discretionary	14.9%
Industrials	14.0%
Technology	11.4%
Health Care	10.5%
Other Investments	10.0%
Energy	7.8%
Cash	6.5%
Utilities	5.2%
Materials	4.3%
Consumer Staples	3.4%
Liabilities in Excess of Other Assets	(4.5)%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2004, and are based on net assets.

Portfolio of Investments

December 31, 2004

Shares		Value

COMMON STOCKS -- 88.0%
	Aerospace & Defense -- 0.6%
1,675	Alliant Techsystems, Inc. (b)	$ 109,512

	Amusement & Recreation Services -- 0.2%
900	Boyd Gaming Corp.	37,485

	Apparel & Textiles -- 1.6%
1,300	G & K Services, Inc., Class A	56,446
3,444	Liz Claiborne, Inc.	145,371
1,100	Reebok International Ltd.	48,400
1,400	UniFirst Corp.	39,592

		289,809

	Auto/Truck Parts & Equipment -- 1.2%
3,888	Adesa, Inc.	82,503
400	Cummins Engine, Inc.	33,516
1,300	Oshkosh Truck Corp.	88,894

		204,913

	Banks -- 5.6%
1,400	Amcore Financial, Inc.	45,052
1,700	BancorpSouth, Inc.	41,429
2,700	Banknorth Group, Inc.	98,820
1,666	BOK Financial Corp. (b)	81,234
2,700	Chittenden Corp.	77,571
3,021	Compass Bancshares, Inc.	147,032
4,832	First Horizon National Corp.	208,307
855	Fulton Financial Corp.	19,930
1,400	M & T Bank Corp.	150,976
533	New York Community Bancorp, Inc.	10,964
2,964	TCF Financial Corp.	95,263

		976,578

	Beer, Wine, & Distilled Beverages -- 0.6%
1,360	Adolph Coors Co., Class B	102,911

	Biotechnology -- 1.4%
1,186	Cephalon, Inc. (b)	60,344
2,778	Invitrogen Corp. (b)	186,487

		246,831

	Building & Construction -- 4.8%
1,400	Beazer Homes USA, Inc. (c)	$ 204,694
1,400	Centex Corp.	83,412
3,000	D. R. Horton, Inc.	120,930
1,031	Eagle Materials, Inc.	89,027
300	Hovnanian Enterprises, Class A (b)	14,856
3,238	Insituform Technologies, Inc., Class A (b)	73,405
700	Lafarge North America Corp.	35,924
3,622	Pulte Homes, Inc.	231,084

		853,332

	Chemicals -- 2.0%
3,300	Albemarle Corp.	127,743
1,558	Cytec Industries, Inc.	80,112
1,960	Lubrizol Corp.	72,246
1,100	Minerals Technologies, Inc.	73,370

		353,471

	Communications Equipment -- 2.8%
1,300	Harris Corp.	80,327
4,259	L-3 Communications Corp.	311,929
3,428	Scientific-Atlanta, Inc.	113,158

		505,414

	Computer Services -- 2.8%
3,075	Activision, Inc. (b)	62,054
1,459	Affiliated Computer Services, Inc. (b)	87,817
4,500	Intergraph Corp. (b)	121,185
3,200	JDA Software Group, Inc. (b)	43,584
300	Pinnacle Systems, Inc. (b)	1,830
898	SafeNet, Inc. (b)	32,993
5,341	Sungard Data Systems, Inc. (b)	151,310

		500,773

COMMON STOCKS -- (continued)
	Computers -- 1.3%
1,374	NCR Corp. (b)	$ 95,122
1,440	Progress Software Corp. (b)	33,624
2,000	Sandisk Corp. (b)	49,940
1,900	Storage Technology Corp. (b)	60,059

		238,745

	Computers, Peripherals & Software -- 1.0%
2,600	Cognos, Inc. (b)	114,556
1,600	Novell, Inc. (b)	10,800
2,600	Sybase, Inc. (b)	51,870

		177,226

	Consulting Services -- 0.5%
5,410	Forrester Research, Inc. (b)	97,055

	Consumer Products -- 0.3%
400	Harman International Industries, Inc.	50,800

	Containers - Paper/Plastic -- 0.2%
1,300	Pactiv Corp. (b)	32,877

	Data Processing/Management -- 0.2%
1,940	MoneyGram International, Inc.	41,012

	Diversified Operations -- 2.2%
600	Ball Corp.	26,388
4,200	Griffon Corp. (b)	113,400
3,421	Teleflex, Inc.	177,687
1,100	Textron, Inc.	81,180

		398,655

	Drugs & Health Care -- 1.1%
1,785	Barr Laboratories, Inc. (b)	81,289
6,352	Mylan Laboratories, Inc.	112,303

		193,592

	Electrical Components -- 0.8%
3,600	Elbit Systems Ltd.	95,040
1,600	Rayovac Corp. (b)	48,896

		143,936

	Electrical Equipment -- 1.0%
2,656	Cooper Industries Ltd., Class A	180,316

	Electrical Services -- 1.2%
1,296	Allete, Inc.	47,628
1,700	Constellation Energy Group	74,307
3,691	Energy East Corp.	98,476

		220,411

	Electronic Components -- 0.5%
150	Benchmark Electronics, Inc. (b)	5,115
600	Molex, Inc.	18,000
2,000	Thomas & Betts Corp. (b)	61,500

		84,615

	Environmental Services -- 0.5%
1,800	Stericycle, Inc. (b)	82,710

	Financial Services -- 5.7%
2,350	Allied Capital Corp. (c)	60,724
2,100	Ambac Financial Group, Inc.	172,473
1,884	AmeriCredit Corp. (b)	46,064
1,337	Bear Stearns Companies, Inc.	136,788
2,859	City National Corp.	201,988
2,500	First American Financial Corp.	87,850

	Financial Services -- (continued)
1,400	Firstmerit Corp.	$ 39,886
2,467	Legg Mason, Inc.	180,732
1,800	Wilmington Trust Corp.	65,070

		991,575

	Food & Beverages -- 1.9%
1,300	Constellation Brands, Inc. (b)	60,463
1,500	McCormick & Co., Inc.	57,900
2,111	Ralcorp Holding, Inc.	88,514
1,500	Smithfield Foods, Inc. (b)	44,385
1,334	SUPERVALU, Inc.	46,050
1,770	Tyson Foods, Inc., Class A	32,568

		329,880

	Gas & Natural Gas -- 3.9%
2,200	AGL Resources, Inc.	73,128
2,300	Atmos Energy Corp.	62,905
700	Keyspan Corp.	27,615
3,921	MDU Resources Group, Inc.	104,612
2,900	National Fuel Gas Co.	82,186
1,200	New Jersey Resources Corp.	52,008
1,200	Peoples Energy Corp.	52,740
4,664	Questar Corp.	237,678

		692,872

	Healthcare Equipment & Supplies -- 0.5%
1,070	Hillenbrand Industries, Inc.	59,428
1,700	Viasys Healthcare, Inc. (b)	32,300

		91,728

	Hotels -- 0.3%
400	Hilton Hotels Corp.	9,096
900	Starwood Hotels & Resorts Worldwide, Inc.	52,560

		61,656

	Household Products -- 1.0%
2,730	Church & Dwight Co., Inc.	91,783
900	Ferro Corp.	20,871
1,030	Whirlpool Corp.	71,286

		183,940

	Instruments - Scientific -- 0.7%
2,012	Fisher Scientific International, Inc. (b)	125,509

	Insurance -- 5.1%
2,000	Allmerica Financial Corp. (b)	65,660
3,117	Fidelity National Financial, Inc.	142,353
1,830	Nationwide Financial Services, Inc.	69,961
4,749	Old Republic International Corp.	120,150
2,743	PMI Group, Inc.	114,520
3,223	Protective Life Corp.	137,590
2,827	Torchmark Corp.	161,535
1,144	UnitedHealth Group, Inc.	100,706

		912,475

	Lasers - Systems/Components -- 0.2%
940	Coherent, Inc. (b)	28,614

	Leisure -- 1.6%
1,500	Brunswick Corp.	74,250
3,982	Royal Caribbean Cruises Ltd.	216,780

		291,030

COMMON STOCKS -- (continued)
	Machinery -- 2.6%
1,300	AptarGroup, Inc.	$ 68,614
3,019	Kennametal, Inc.	150,256
2,336	Parker Hannifin Corp.	176,928
300	Rockwell International Corp.	14,865
984	Tecumseh Products Co., Class A	47,035

		457,698

	Measuring Devices -- 1.4%
488	FLIR Systems, Inc. (b)	31,130
1,907	Tektronix, Inc.	57,610
3,689	Thermo Electron Corp. (b)	111,371
1,650	Trimble Navigation Ltd. (b)	54,516

		254,627

	Medical & Medical Services -- 3.9%
3,000	Coventry Health Care, Inc. (b)	159,240
400	Dentsply International, Inc.	22,480
1,200	Health Management Associates, Inc.	27,264
2,333	Lincare Holdings, Inc. (b)	99,502
1,720	Owens & Minor, Inc.	48,452
1,800	Pediatrix Medical Group, Inc. (b)	115,290
2,550	Renal Care Group, Inc. (b)	91,775
2,300	Respironics, Inc. (b)	125,028

		689,031

	Metal Processors & Fabrication -- 0.7%
1,900	Precision Castparts Corp.	124,792

	Miscellaneous Business Services -- 2.5%
774	Caremark Rx, Inc. (b)	30,519
1,900	Electronic Arts, Inc. (b)	117,192
2,152	NCO Group, Inc. (b)	55,629
9,200	Symantec Corp. (b)	236,992

		440,332

	Office Supplies -- 0.1%
300	Avery Dennison Corp.	17,991

	Oil & Gas - Exploration & Production -- 3.0%
7,014	Devon Energy Corp.	272,985
1,300	Suncor Energy, Inc. ADR	46,020
800	Unocal Corp.	34,592
3,507	Weatherford International, Inc. (b)	179,909

		533,506

	Paperboard Containers & Boxes -- 0.5%
3,000	Bemis Co.	87,270

	Personal Products -- 0.3%
2,200	NBTY, Inc. (b)	52,822

	Petroleum & Petroleum Products -- 4.7%
2,756	Apache Corp.	139,371
13,058	Chesapeake Energy Corp.	215,457
900	Forest Oil Corp. (b)	28,548
1,000	Helmerich & Payne, Inc.	34,040
800	Murphy Oil Corp.	64,360
7,000	Patina Oil & Gas Corp.	262,500
1,243	Unit Corp. (b)	47,495
2,100	Vintage Petroleum, Inc.	47,649

		839,420

	Pharmaceuticals -- 0.6%
2,200	Omnicare, Inc.	$ 76,164
900	Watson Pharmaceutical, Inc. (b)	29,529

		105,693

	Pollution Control -- 0.5%
2,879	Pall Corp.	83,347

	Printing & Publishing -- 1.4%
2,400	Banta Corp.	107,424
4,768	Paxar Corp. (b)	105,707
1,000	R.R. Donnelley & Sons Co.	35,290

		248,421

	Real Estate Investment Trusts -- 1.0%
2,827	LNR Property Corp.	177,847

	Restaurants -- 0.9%
4,537	Applebee’s International, Inc.	120,003
1,678	Ruby Tuesday, Inc.	43,762

		163,765

	Retail -- 3.1%
1,949	Abercrombie & Fitch Co., Class A	91,506
4,350	AnnTaylor Stores Corp. (b)	93,656
900	Nieman Marcus Group, Inc.	64,386
2,179	Nordstrom, Inc.	101,824
300	Pacific Sunwear of California, Inc. (b)	6,678
1,300	PETsMART, Inc.	46,189
2,200	Sonic Automotives, Inc.	54,560
3,400	Zales Corp. (b)	101,558

		560,357

	Schools -- 0.1%
500	Career Education Corp. (b)	20,000

	Semiconductor Equipment -- 1.2%
2,000	ESS Technology, Inc. (b)	14,220
1,978	Imation Corp.	62,960
2,392	International Rectifier Corp. (b)	106,612
717	Varian Semiconductor Equipment Associates, Inc. (b)	26,421

		210,213

	Telephone & Telecommunications -- 0.3%
807	CenturyTel, Inc.	28,624
400	Commonwealth Telephone Enterprises, Inc. (b)	19,864

		48,488

	Tires & Tubes -- 0.1%
1,087	Cooper Tire & Rubber Co.	23,425

	Tools & Accessories -- 0.5%
1,700	Snap-On, Inc.	58,412
793	The Stanley Works	38,849

		97,261

	Transport - Services -- 0.4%
1,600	Ryder System, Inc.	76,432

	Wholesale Distribution -- 1.3%
2,600	AmerisourceBergen Corp.	152,568
1,600	BorgWarner, Inc.	86,672

		239,240

	Woven Carpets & Rugs -- 1.6%
3,100	Mohawk Industries, Inc. (b)	282,875

	Total Common Stocks (Cost $11,946,797)	15,667,111

Shares or Principal Amount		Value

MUTUAL FUNDS -- 5.2%
	Exchange Traded Funds -- 5.2%
3,600	iShares S&P Midcap 400 Index Fund (c)	$ 477,288
3,652	MidCap SPDR Trust Series 1 Index Fund (c)	442,367

	Total Mutual Funds (Cost $688,326)	919,655

CASH EQUIVALENT -- 6.5%
1,161,280	Huntington Money Market Fund, Interfund Shares*	1,161,280

	Total Cash Equivalent (Cost $1,161,280)	1,161,280

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 4.8%
	Certificates of Deposit -- 0.1%
$ 13,012	Wells Fargo Bank, 2.360%, 1/21/05	13,012

	Commercial Paper -- 1.5%
21,635	Blue Ridge Asset Fund 4-2, 2.330%, 1/10/05	21,635
19,467	Blue Ridge Asset Fund 4-2, 2.340%, 1/26/05	19,467
14,751	Chariot Funding, LLC, 2.360%, 1/25/05	14,751
21,601	Chariot Funding, LLC, 2.360%, 1/26/05	21,601
3,012	Dakota CP NTS of Citibank, 2.350%, 1/14/05	3,012
17,298	Dakota CP NTS of Citibank, 2.350%, 1/25/05	17,298
21,635	Dakota CP NTS of Citibank, 2.350%, 1/25/05	21,635
21,635	Delaware Funding 4-2 144A, 2.340%, 1/21/05	21,635
21,635	Falcon Asset Securities Corp. 4-2, 2.290%, 1/18/05	21,635
17,298	Park Granada LLC, 2.390%, 2/1/05	17,298
17,298	Three Pillars Fund 4-2 144A, 2.350%, 1/18/05	17,298
10,964	Three Pillars Fund 4-2 144A, 2.350%, 1/20/05	10,964
10,846	Three Pillars Fund 4-2 144A, 2.350%, 1/25/05	10,846
21,601	Variable Fund Cap 4-2 144A, 2.200%, 1/3/05	21,601
21,601	Yorktown Capital, LLC, 2.350%, 1/20/05	21,601

		262,277

	Mutual Funds -- 0.0%
344	J.P. Morgan Institutional Prime Money Market Fund	344

	Repurchase Agreements -- 0.9%
58,004	JP Morgan Securities, 2.280%, 1/3/05	58,004
108,090	Morgan Stanley Dean Witter & Co., 2.270%, 1/3/05	108,090

		166,094

Principal Amount		Value

	U.S. Government Agencies -- 0.1%
	Federal National Mortgage Association -- 0.1%
$ 8,606	1.300%, 1/7/05	$ 8,606
9,294	1.400%, 3/29/05	9,294

		17,900

	Federal Home Loan Bank -- 0.0%
10,843	1.450%, 3/11/05	10,843

	Total U.S. Government Agencies	28,743

	Variable Rate Obligations -- 2.2%
21,635	Bankone Class A 2004-4, 2.443%, 1/18/05	21,635
12,995	Bankone ISS Trust 2003-1, 2.453%, 1/18/05	12,995
10,843	Bayerische Landesbk NY, 2.460%, 1/19/05	10,843
3,012	Capital One MT 2002-3, 2.464%, 1/18/05	3,012
8,606	Capital One MT 2002-3, 2.472%, 1/18/05	8,606
5,594	Capital One MT 2002-3, 2.483%, 1/18/05	5,594
14,716	CCCIT Series 2000, CL 2002-A9, 2.511%, 3/15/05	14,716
8,520	CCCIT Series 2000, CL 2002-A5, 2.528%, 3/15/05	8,520
3,787	Chase CC Owner Trust 2002-2, 2.442%, 1/18/05	3,787
4,303	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	4,303
6,454	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	6,454
6,885	Chase CCC Trust 2004-2, C, 2.440%, 1/18/05	6,885
21,635	Chase CCC Trust 2004-2, C, 2.443%, 1/18/05	21,635
10,843	Chase CCMT 2001-2 Class A, 2.449%, 1/18/05	10,843
18,589	Chase CCOT 2001-1 Class A, 2.445%, 1/18/05	18,589
5,508	Chase CCOT 2003-1, Class A, 2.447%, 1/18/05	5,508
4,475	Chase CCOT 2003-1, Class A, 2.453%, 1/18/05	4,475
13,029	Chase CCOT 2003-1, Class A, 2.463%, 1/18/05	13,029
11,962	Daimler Chrysler Master OT 2003-A, 2.453%, 1/18/05	11,962
21,635	Dexia Bank Belgium SA, 2.309%, 1/4/05	21,635
10,843	Discover CMT I 2002-1, 2.422%, 1/18/05	10,843
5,164	Discover CMT I 2002-1, 2.449%, 1/18/05	5,164
1,291	Discover CMT I 2002-1, 2.473%, 1/18/05	1,291
10,843	Discover CMT I 2003-1, 2.463%, 1/18/05	10,843
11,618	Discover CMT I 2001-2, 2.450%, 1/18/05	11,618
4,303	Fleet CCMT II 2002-A Class A, 2.433%, 1/18/05	4,303
2,151	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	2,151
6,454	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	6,454
4,303	Fleet CCMT II 2002-A Class A, 2.471%, 1/18/05	4,303
24,389	General Electric Capital Corp., 2.238%, 2/3/05	24,389
4,303	General Electric Capital Corp., 2.300%, 2/3/05	4,303
1,721	General Electric Capital Corp., 2.346%, 2/14/05	1,721
6,454	General Electric Capital Corp., 2.356%, 2/14/05	6,454
21,635	HBOS Treasury Services PLC, 2.580%, 3/30/05	21,635
21,635	JP Morgan & Co., Inc., 2.460%, 3/2/05	21,635
7,745	Massmut Global Funding II, 2.627%, 3/28/05	7,745
4,303	MBNA MCCT II 1997-K, Class A, 2.444%, 1/18/05	4,303
25,938	MBNA MCCT II 2000-K, Class A, 2.112%, 1/18/05	25,938

		390,119

	Total Short-Term Securities Held as Collateral For Securities Lending (Cost $860,589)	860,589

	Total Investments (Cost $14,656,992) (a) -- 104.5%	18,608,635

	Liabilities in Excess of Other Assets -- (4.5)%	(804,119)

	Net Assets -- 100.0%	$ 17,804,516

Huntington VA New Economy Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2004

Asset Allocation	Percentage of Net Assets

Health Care	17.8%
Cash[1]	17.3%
Technology	14.7%
Consumer Discretionary	13.6%
Industrials	10.3%
Other Investments	8.0%
Financials	6.6%
Consumer Staples	4.7%
Materials	3.3%
Energy	3.3%
Telecommunications	0.4%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2004

Shares		Value

COMMON STOCKS -- 74.6%
	Aerospace & Defense -- 0.5%
650	Armor Holdings, Inc. (b)	$ 30,563

	Apparel & Textiles -- 1.6%
518	Bebe Stores, Inc.	13,962
240	Coach, Inc. (b)	13,536
270	Fossil, Inc. (b)	6,923
1,030	K-Swiss, Inc., Class A	29,993
730	The Children’s Place, Inc. (b)	27,032

		91,446

	Auto Dealers -- 0.1%
400	Asbury Automotive Group (b)	5,512

	Auto/Truck Parts & Equipment -- 1.6%
520	Autoliv, Inc.	25,116
180	Brilliance China Automotive Holdings Ltd. ADR	3,474
400	Cummins Engine, Inc.	33,516
155	Group 1 Automotive, Inc. (b)	4,883
124	Lear Corp.	7,565
86	Magna International, Inc.	7,099
183	PACCAR, Inc.	14,728

		96,381

	Banks -- 4.0%
1,348	Countrywide Credit Industries, Inc.	49,888
547	Dime Community Bancshares	9,797
250	First Republic Bancorp, Inc.	13,250
400	Flagstar Bancorp, Inc.	9,040
190	Independence Community Bank Corp.	8,090
325	Irwin Financial Corp.	9,227
247	MB Financial, Inc.	10,411
700	New Century Financial Corp	44,737
370	New York Community Bancorp, Inc.	7,611
450	R & G Finanical Corp., Class B	17,496
460	Sovereign Bancorp	10,373
266	UCBH Holdings, Inc.	12,188
220	Washington Mutual, Inc.	9,302
	Banks -- (continued)
225	Webster Financial Corp.	$ 11,394
220	WFS Financial, Inc. (b)	11,172

		233,976

	Batteries/Battery Systems -- 0.2%
250	Energizer Holdings, Inc. (b)	12,423

	Biotechnology -- 0.6%
490	Invitrogen Corp. (b)	32,894

	Building & Construction -- 6.2%
580	Centex Corp.	34,556
1,050	D. R. Horton, Inc.	42,326
500	Dycom Industries, Inc. (b)	15,260
3	Eagle Materials, Inc.	259
12	Eagle Materials, Inc., Class B	1,012
120	KB Home	12,528
400	Lennar Corp.	22,672
152	M/I Schottenstein Homes, Inc.	8,377
440	Masco Corp.	16,073
162	MDC Holdings, Inc.	14,003
14	NVR, Inc. (b)	10,772
200	Pulte Homes, Inc.	12,760
200	Ryland Group, Inc.	11,508
620	Simpson Manufacturing Co., Inc.	21,638
410	Standard-Pacific Corp.	26,297
375	Technical Olympic USA, Inc.	9,518
800	Terex Corp. (b)	38,120
690	USG Corp. (b)	27,786
880	Washington Group International, Inc. (b)	36,300

		361,765

	Chemicals -- 1.4%
200	Eastman Chemical Co.	11,546
300	Georgia Gulf Corp.	14,940
300	Monsanto Co.	16,665
375	OM Group, Inc. (b)	12,158
380	TETRA Technologies, Inc. (b)	10,754
300	The Dow Chemical Co.	14,853

		80,916

COMMON STOCKS -- (continued)
	Commercial Services & Supplies -- 0.9%
1,938	Cendant Corp.	$ 45,310
300	StarTek, Inc.	8,535

		53,845

	Communications Equipment -- 0.4%
190	L-3 Communications Corp.	13,916
370	Nextel Communications, Inc., Class A (b)	11,100

		25,016

	Computer Services -- 2.5%
800	Activision, Inc. (b)	16,144
1,300	Earthlink, Inc. (b)	14,976
1,020	Filenet Corp. (b)	26,274
242	First Data Corp.	10,295
300	Infospace, Inc. (b)	14,265
420	Intergraph Corp. (b)	11,311
400	Jabil Circuit, Inc. (b)	10,232
800	Pinnacle Systems, Inc. (b)	4,880
207	Sungard Data Systems, Inc. (b)	5,864
400	Synopsys, Inc. (b)	7,848
300	Veritas Software Corp. (b)	8,565
476	Yahoo, Inc. (b)	17,936

		148,590

	Computers -- 3.4%
600	Ansys, Inc. (b)	19,236
825	Apple Computer, Inc. (b)	53,129
550	Cerner Corp. (b)	29,244
1,080	Cisco Systems, Inc. (b)	20,844
700	EMC Corp. (b)	10,409
700	Maxtor Corp. (b)	3,710
600	Mentor Graphics Corp. (b)	9,174
250	NCR Corp. (b)	17,308
400	Progress Software Corp. (b)	9,340
200	Sandisk Corp. (b)	4,994
1,190	Transaction Systems Architects, Inc., Class A (b)	23,622

		201,010

	Consumer Products -- 0.8%
1,220	Finish Line, Class A	22,326
120	Harman International Industries, Inc.	15,240
310	Helen of Troy Ltd. (b)	10,419

		47,985

	Dental Supplies & Equipment -- 0.6%
840	Patterson Cos, Inc. (b)	36,448

	Diversified Operations -- 1.5%
400	Ball Corp.	17,592
2,170	Casella Waste Systems, Inc., Class A (b)	31,769
370	Griffon Corp. (b)	9,990
800	The Brink’s Co.	31,616

		90,967

	Electronic Components -- 1.2%
665	Benchmark Electronics, Inc. (b)	22,676
400	DSP Group, Inc. (b)	8,932
700	Flextronics International Ltd. (b)	9,674
810	Methode Electronics	10,409
2,100	Sanmina Corp. (b)	17,787
860	Viscount Systems, Inc. (b)	714

		70,192

	Environmental Services -- 0.1%
120	Stericycle, Inc. (b)	5,514

	Financial Services -- 1.1%
470	CompuCredit Corp. (b)	$ 12,850
300	Doral Financial Corp.	14,775
440	First American Financial Corp.	15,461
190	Golden West Financial Corp.	11,670
190	H & R Block, Inc.	9,310

		64,066

	Food & Beverages -- 3.9%
1,200	Archer-Daniels-Midland Co.	26,772
480	Chiquita Brands International, Inc.	10,589
700	Coca-Cola Enterprises, Inc.	14,595
318	Constellation Brands, Inc. (b)	14,790
380	Flowers Foods, Inc.	12,000
360	Fresh Del Monte Produce, Inc.	10,660
700	Hormel Foods Corp.	21,945
800	Pilgrim’s Pride Corp.	24,544
320	Ralcorp Holding, Inc.	13,418
390	Sanderson Farms, Inc.	16,879
700	Smithfield Foods, Inc. (b)	20,713
350	SUPERVALU, Inc.	12,082
1,000	Tyson Foods, Inc., Class A	18,400
258	YUM! Brands, Inc.	12,172

		229,559

	Healthcare Equipment & Supplies -- 0.3%
840	Viasys Healthcare, Inc. (b)	15,960

	Hotels -- 0.7%
800	Caesars Entertainment, Inc. (b)	16,112
200	MGM Grand, Inc. (b)	14,548
200	Starwood Hotels & Resorts Worldwide, Inc.	11,680

		42,340

	Household Furnishings -- 0.1%
78	American Woodmark Corp.	3,407

	Instruments - Scientific -- 0.4%
381	Fisher Scientific International, Inc. (b)	23,754

	Insurance -- 1.8%
270	AFLAC, Inc.	10,757
335	Fidelity National Financial, Inc.	15,299
465	Old Republic International Corp.	11,765
350	Progressive Corp.	29,694
450	UnitedHealth Group, Inc.	39,613

		107,128

	Internet Services -- 0.5%
900	DoubleClick, Inc. (b)	7,002
700	Verisign, Inc. (b)	23,464

		30,466

	Lasers - Systems/Components -- 0.2%
400	Coherent, Inc. (b)	12,176

	Leisure -- 0.4%
300	Brunswick Corp.	14,850
170	Royal Caribbean Cruises Ltd.	9,255

		24,105

COMMON STOCKS -- (continued)
	Machinery -- 0.5%
143	Albany International Corp., Class A	$ 5,028
520	Sauer-Danfoss, Inc.	11,341
200	Smith International, Inc. (b)	10,882

		27,251

	Measuring Devices -- 0.8%
742	FLIR Systems, Inc. (b)	47,332

	Medical & Medical Services -- 9.8%
300	Aetna US Healthcare, Inc.	37,425
510	Apria Healthcare Group, Inc. (b)	16,805
400	Bausch & Lomb, Inc.	25,784
372	Becton, Dickinson & Co.	21,130
314	Bio-Rad Laboratories, Inc., Class A (b)	18,014
350	Cooper Companies, Inc.	24,707
390	Coventry Health Care, Inc. (b)	20,701
1,125	DaVita, Inc. (b)	44,471
280	Dentsply International, Inc.	15,736
620	First Health Group Corp. (b)	11,600
290	Genesis Healthcare Corp. (b)	10,159
1,220	Gentiva Health Services (b)	20,398
280	Henry Schein, Inc. (b)	19,499
1,056	Hologic, Inc. (b)	29,008
280	Medtronic, Inc.	13,908
1,169	Ocular Sciences, Inc. (b)	57,293
1,500	Option Care, Inc.	25,785
524	Pediatrix Medical Group, Inc. (b)	33,562
275	Quest Diagnostics, Inc.	26,276
585	Renal Care Group, Inc. (b)	21,054
1,020	St. Jude Medical, Inc. (b)	42,769
924	Varian Medical Systems, Inc. (b)	39,954

		576,038

	Medical - HMO -- 3.7%
1,500	Humana, Inc. (b)	44,535
980	PacifiCare Health Systems, Inc. (b)	55,390
1,140	Sierra Health Services, Inc. (b)	62,825
475	Wellpoint, Inc. (b)	54,625

		217,375

	Metals & Mining -- 1.8%
305	Barrick Gold Corp.	7,387
175	Freeport-McMoran Copper & Gold, Inc., Class B	6,690
150	Newmont Mining Corp.	6,662
350	Nucor Corp.	18,319
175	Phelps Dodge Corp.	17,311
650	Reliance Steel & Aluminum Co.	25,324
1,000	Timken Co.	26,020

		107,713

	Miscellaneous Business Services -- 5.3%
970	Accenture Ltd. (b)	26,190
500	Acxiom Corp.	13,150
2,620	Autodesk, Inc.	99,429
200	Black & Decker Corp.	17,666
587	Caremark Rx, Inc. (b)	23,145
200	Electronic Arts, Inc. (b)	12,336

	Miscellaneous Business Services -- (continued)
304	GTECH Holdings Corp.	$ 7,889
300	Inco Ltd. (b)	11,034
500	Jack Henry & Associates, Inc.	9,955
1,300	Polycom, Inc. (b)	30,316
600	RSA Security, Inc. (b)	12,036
400	Steel Dynamics, Inc.	15,152
1,200	Symantec Corp. (b)	30,912

		309,210

	Multimedia -- 0.2%
88	News Corp., Class A	1,642
440	News Corp., Class B	8,448

		10,090

	Office Equipment & Supplies -- 0.3%
200	Avid Technology, Inc. (b)	12,350
77	John H. Harland Co.	2,780

		15,130

	Oil Company - Exploration & Production -- 1.9%
248	Kerr-McGee Corp.	14,332
585	Occidental Petroleum Corp.	34,141
290	Pogo Producing Co.	14,062
500	Transocean Sedco Forex, Inc. (b)	21,195
753	Xto Energy, Inc.	26,641

		110,371

	Paper & Allied Products -- 0.4%
300	Georgia Pacific Corp.	11,244
175	Temple-Inland, Inc.	11,970

		23,214

	Personal Products -- 0.3%
843	NBTY, Inc. (b)	20,240

	Petroleum & Petroleum Products -- 1.0%
175	ConocoPhillips	15,195
130	Murphy Oil Corp.	10,459
400	Patina Oil & Gas Corp.	15,000
400	Valero Energy Corp.	18,160

		58,814

	Pharmaceutical Preparations -- 0.6%
500	Medicis Pharmaceutical Corp., Class A	17,555
870	Parexel International Corp. (b)	17,661

		35,216

	Pharmaceuticals -- 0.3%
550	Omnicare, Inc.	19,041

	Process Control Instruments -- 0.2%
530	Flowserve Corp. (b)	14,596

	Professional Services -- 0.5%
116	Apollo Group, Inc., Class A (b)	9,362
200	Strayer Education, Inc.	21,958

		31,320

	Real Estate Investment Trusts -- 0.5%
540	Annaly Mortgage Management, Inc.	10,595
55	Simon Property Group, Inc.	3,557
492	Ventas, Inc.	13,485

		27,637

COMMON STOCKS -- (continued)
	Restaurants -- 0.1%
254	Applebee’s International, Inc.	$ 6,705

	Retail -- 4.0%
580	7-ELEVEN, Inc. (b)	13,891
345	Aeropostale, Inc. (b)	10,153
307	AutoNation, Inc. (b)	5,897
570	Bombay Co., Inc. (b)	3,152
194	CBRL Group, Inc.	8,119
414	Chico’s FAS, Inc. (b)	18,849
260	CVS Corp.	11,718
200	Dollar Tree Stores, Inc. (b)	5,736
960	Foot Locker, Inc.	25,853
300	J.C. Penney Co., Inc.	12,420
200	Kmart Holding Corp. (b)	19,790
99	Lowe’s Cos., Inc.	5,701
300	Nordstrom, Inc.	14,019
155	O’Reilly Automotive, Inc. (b)	6,983
300	Officemax, Inc.	9,414
310	Pacific Sunwear of California, Inc. (b)	6,901
288	PETsMART, Inc.	10,233
315	RARE Hospitality International, Inc. (b)	10,036
198	Regis Corp.	9,138
270	TBC Corp. (b)	7,506
400	Urban Outfitters, Inc. (b)	17,760

		233,269

	Schools -- 0.7%
960	Career Education Corp. (b)	38,400

	Software -- 0.7%
1,200	Alliance Atlantis Communications, Inc., Class B (b)	32,976
390	Inter-Tel, Inc.	10,678

		43,654

	Technology -- 1.0%
500	Altera Corp. (b)	10,350
1,500	Compuware Corp. (b)	9,705
780	Intel Corp.	18,244
300	Micros Systems, Inc. (b)	23,418

		61,717

	Telecommunication Equipment -- 0.2%
600	Tekelec (b)	12,264

	Telephone & Telecommunications -- 0.6%
2,020	Aspect Communications (b)	22,502
130	Telephone & Data Systems, Inc.	10,004

		32,506

	Transportation Services -- 1.0%
290	ABX Air, Inc. (b)	$ 2,578
540	CP Ships Ltd.	7,749
160	Fedex Corp.	15,759
278	J.B. Hunt Transport Services, Inc.	12,468
710	Sea Containers Ltd., Class A	13,980
119	Yellow Roadway Corp. (b)	6,629

		59,163

	Wholesale Distribution -- 1.2%
344	CDW Corp.	22,824
280	Fastenal Co.	17,237
885	SCP Pool Corp.	28,232

		68,293

	Total Common Stocks (Cost $3,203,380)	4,384,963

MUTUAL FUNDS -- 8.0%
	Exchange Traded Funds -- 8.0%
1,800	iShares Russell 2000 Index Fund	233,100
6,000	iShares Russell 3000 Growth Index Fund	239,520

	Total Mutual Funds (Cost $420,610)	472,620

PREFERRED STOCK -- 0.1%
	Real Estate Investment Trusts -- 0.1%
57	Simon Property Group, 6.000%	3,376

	Total Preferred Stock (Cost $3,052)	3,376

CASH EQUIVALENT -- 17.3%
1,018,203	Huntington Money Market Fund, Interfund Shares*	1,018,203

	Total Cash Equivalent (Cost $1,018,203)	1,018,203

	Total Investments (Cost $4,645,245) (a) -- 100.0%	5,879,162
	Other Assets in Excess of Liabilities -- 0.0%	1,695

	Net Assets -- 100.0%	$ 5,880,857

Huntington VA Rotating Markets Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2004

Asset Allocation	Percentage of Net Assets

USA	50.1%
Europe	29.2%
Asia	10.6%
Cash[1]	4.8%
Global 100	3.0%
Latin America	2.8%
Canada	2.1%
Liabilities in Excess of Other Assets	(2.6)%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2004

Shares		Value

MUTUAL FUNDS -- 97.8%
4,675	iShares Dow Jones U.S. Telecommunications Sector Index Fund	$ 114,023
9,619	iShares EAFE Index Fund	1,539,521
7,131	iShares MSCI Canada Index Fund	123,295
318	iShares MSCI Emerging Markets Index Fund	64,188
7,782	iShares MSCI EMU Index Fund	566,063
4,890	iShares MSCI Hong Kong Index Fund	59,120
5,316	iShares MSCI Mexico Index Fund	133,751
8,055	iShares MSCI Singapore Index Fund	57,754
9,940	iShares MSCI United Kingdom Index Fund	180,212
13,866	iShares Russell 1000 Index Fund	903,647
2,055	iShares Russell 3000 Value Index Fund	178,333
1,985	iShares Russell Midcap Value Index Fund	224,583
2,845	iShares S&P Global 100 Index Fund	174,968
500	iShares S&P Latin America 40 Index Fund	40,270
1,488	iShares S&P Small Cap 600/BARRA Value Index Fund	181,238
2,357	iShares S&P Small Cap 600 Index Fund	383,319
1,295	iShares U.S. Energy Sector Index Fund	83,269
3,020	Materials Select Sector SPDR Trust Index Fund	89,875
1,796	MidCap SPDR Trust Series 1 Index Fund	217,549
10,504	NASDAQ 100 Index Fund	419,215
2,355	SPDR Trust Series 1 Index Fund	284,720

	Total Mutual Funds (Cost $5,142,203)	6,018,913

CASH EQUIVALENT -- 4.8%
294,193	Huntington Money Market Fund, Interfund Shares*	$ 294,193

	Total Cash Equivalent (Cost $294,193)	294,193

	Total Investments (Cost $5,436,396) (a) -- 102.6%	6,313,106
	Liabilities in Excess of Other Assets -- (2.6)%	(160,917)

	Net Assets -- 100.0%	$ 6,152,189

Huntington VA Situs Small Cap Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2004

Asset Allocation	Percentage of Net Assets

Industrials	21.8%
Technology	14.0%
Financials	12.4%
Consumer Discretionary	11.7%
Cash[1]	8.8%
Health Care	8.4%
Energy	6.7%
Materials	6.0%
Capital Goods	3.6%
Utilites	2.2%
Consumer Staples	1.2%
Other Assets in Excess of Liabilities	3.2%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2004

Shares		Value

COMMON STOCKS -- 88.0%
	Aerospace & Defense -- 3.6%
1,000	Armor Holdings, Inc. (b)	$ 47,020

	Banking -- 11.5%
1,000	Anchor Bancorp Wisconsin, Inc.	29,150
1,000	Bancshares of Florida, Inc (b)	16,110
2,200	Colonial Bancgroup, Inc.	46,706
1,000	WSFS Financial Corp.	60,319

		152,285

	Building & Construction -- 6.6%
1,000	Florida Rock Industries	59,530
400	Toll Brothers, Inc. (b)	27,444

		86,974

	Business Services -- 2.0%
550	Jacobs Engineering Group, Inc. (b)	26,285

	Computer Services -- 6.7%
1,000	Cerner Corp. (b)	53,170
800	Intergraph Corp. (b)	21,544
700	Transaction Systems Architects, Inc. (b)	13,895

		88,609

	Consumer Products - Misc. -- 1.7%
300	The Scotts Co. (b)	22,056

	Electrical & Electronic -- 2.2%
1,000	Hawaiian Electric Industries, Inc.	29,150

	Electronic Measuring Instruments -- 2.3%
500	Garmin Ltd.	30,420

	Energy -- 2.2%
1,000	Headwaters, Inc. (b)	28,500

	Fire, Marine & Casualty Insurance -- 1.9%
650	Arch Capital Group (b)	25,155

	Food & Beverages -- 1.5%
300	Fresh Del Monte Produce, Inc.	8,883
400	Performance Food Group Co. (b)	10,764

		19,647

	Household Furnishings -- 1.4%
700	Fossil, Inc. (b)	$ 17,948

	Insurance -- 2.0%
1,000	Scottish Annuity & Life Holdings Ltd.	25,900

	Leisure -- 0.9%
250	Brunswick Corp.	12,375

	Machinery -- 6.4%
1,000	Cuno, Inc. (b)	59,400
1,000	Intermagnetics General Corp. (b)	25,410

		84,810

	Medical & Medical Services -- 6.0%
650	Bio-Rad Laboratories, Inc., Class A (b)	37,291
1,000	Edwards Lifesciences Corp. (b)	41,260

		78,551

	Metals & Mining -- 5.0%
1,000	Precision Castparts Corp.	65,680

	Networking Products -- 0.7%
200	Black Box Corp.	9,604

	Office Equipment -- 2.1%
700	Global Imaging Systems, Inc. (b)	27,650

	Oil Companies - Exploration and Production -- 1.5%
350	Remington Oil & Gas Corp. (b)	9,538
300	Spinnaker Exploration Co. (b)	10,521

		20,059

	Paper & Paper Products -- 4.3%
1,300	Universal Forest Products	56,420

	Petroleum & Petroleum Products -- 5.3%
1,000	Houston Exploration Co. (b)	56,310
300	Hydril Co. (b)	13,653

		69,963

	Pharmaceuticals -- 0.3%
100	Par Pharmaceutical, Inc. (b)	4,138

COMMON STOCKS -- (continued)
	Retail -- 7.3%
300	Columbia Sportswear Co. (b)	$ 17,883
500	Polo Ralph Lauren Corp.	21,300
500	Reebok International Ltd.	22,000
600	Urban Outfitters, Inc. (b)	26,639
350	West Marine, Inc. (b)	8,663

		96,485

	Surgical Appliances & Supplies -- 2.0%
800	Mentor Corp.	26,992

	Wireless Equipment -- 0.6%
500	Audiovox Corp., Class A (b)	7,890

	Total Common Stocks (Cost $1,057,683)	1,160,566

CASH EQUIVALENT -- 8.8%
116,172	Huntington Money Market Fund, Interfund Shares*	$ 116,172

	Total Cash Equivalent (Cost $116,172)	116,172

	Total Investments (Cost $1,173,855) (a) -- 96.8%	1,276,738
	Other Assets in Excess of Liabilities -- 3.2%	41,853

	Net Assets -- 100.0%	$ 1,318,591

Huntington VA Mortgage Securities Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2004

Asset Allocation	Percentage of Net Assets

Mortgage Backed Securities	78.6%
Real Estate Investment Trusts	11.1%
U.S. Agency Bonds	6.2%
Cash[1]	2.0%
Other Assets in Excess of Liabilities	2.1%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2004

Principal Amount		Value

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES -- 78.6%
	Federal Home Loan Mortgage Corporation -- 30.1%
$ 47,648	Pool # C90837, 5.500%, 6/1/24	$ 48,748
49,138	Pool # G18008, 4.500%, 9/1/19	49,020
24,642	Pool # G18015, 4.500%, 10/1/19	24,583

		122,351

	Federal National Mortgage Association -- 28.2%
43,342	Pool # 254908, 5.000%, 9/1/23	43,571
47,122	Pool # 255224, 4.000%, 5/1/11	46,894
24,335	Pool # 255360, 5.000%, 8/1/24	24,446

		114,911

	Government National Mortgage Association -- 20.3%
54,515	Pool # 3571, 6.500%, 6/20/34	57,296
24,948	Pool # 3637, 5.500%, 11/20/34	25,478

		82,774

	Total U.S. Government Mortgage Backed Agencies (Cost $318,892)	320,036

U.S. GOVERNMENT AGENCIES -- 6.2%
	Federal Home Loan Bank -- 6.2%
25,000	4.000%, 11/13/09	25,131

	Total U.S. Government Agencies (Cost $25,262)	25,131

Shares		Value

COMMON STOCKS -- 11.1%
	Real Estate Investment Trusts -- 11.1%
100	Alexandria Real Estate Equities, Inc.	$ 7,442
100	Boston Properties, Inc.	6,467
100	Duke Realty Corp.	3,414
100	Essex Property Trust, Inc.	8,380
100	Health Care Property Investors, Inc.	2,769
100	Hospitality Properties Trust	4,600
100	Kimco Realty Corp.	5,799
100	Simon Property Group, Inc.	6,467

	Total Common Stocks (Cost $35,813)	45,338

CASH EQUIVALENT -- 2.0%
8,383	Huntington Money Market Fund, Interfund Shares*	8,383

	Total Cash Equivalent (Cost $8,383)	8,383

	Total Investments (Cost $388,350) (a) -- 97.9%	398,888
	Other Assets in Excess of Liabilities -- 2.1%	8,355

	Net Assets -- 100.0%	$ 407,243

See Notes to Portfolio of Investments on page 35.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Notes to Portfolio of Investments

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b) Non-income producing security.

(c) All or part of the security was on loan as of December 31, 2004.

* Affiliated

The categories of investments are shown as a percentage of net assets.

The following abbreviations are used in the Portfolio of Investments:

ADR	--	American Depositary Receipt
AMEX	--	American Stock Exchange
EAFE	--	Europe, Australasia and Far East
EMU	--	European Monetary Union
MSCI	--	Morgan Stanley Capital International
S&P	--	Standard & Poor’s
SPDR	--	Standard & Poor’s Depositary Receipt

Huntington VA Funds

Statements of Assets and Liabilities
December 31, 2004

	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund

Assets:
Investments, at value	$ 30,891,317	$ 17,579,591	$ 30,858,865	$ 359,206	$ 2,265,784
Investment in affiliated securities, at value	1,208,471	337,406	588,611	--	45,538

Total Investments	32,099,788	17,916,997	31,447,476	359,206	2,311,322
Cash	--	--	--	42,515	--
Income receivable	124,869	23,806	59,688	672	1,388
Receivable for investments sold	755,053	--	--	--	--
Receivable for shares sold	15,953	5,128	5,625	6,316	14,523
Prepaid expenses and other assets	3,536	3,234	3,554	2,804	2,820

Total assets	32,999,199	17,949,165	31,516,343	411,513	2,330,053

Liabilities:
Options written, at value (proceeds $0; $0; $139,558; $0; and $0)	--	--	139,720	--	--
Payable to adviser	--	--	--	877	4,410
Payable for investments purchased	1,188,596	--	--	7,266	--
Accrued expenses and other payables
Investment adviser fees	15,784	9,004	15,642	192	1,070
Administration fees	2,236	1,276	2,216	27	151
Sub-Administration fees	1,315	750	1,303	16	89
Custodian fees	684	390	678	103	46
Portfolio accounting fees	1,198	735	1,195	113	170
Trustees’ fees	687	401	712	19	77
Other	6,439	3,720	6,512	3	183

Total liabilities	1,216,939	16,276	167,978	8,616	6,196

Net Assets	$ 31,782,260	$ 17,932,889	$ 31,348,365	$ 402,897	$ 2,323,857

Net Assets Consists of:
Paid in capital	$ 26,988,000	$ 16,145,523	$ 26,223,481	$ 364,043	$ 2,159,540
Net unrealized appreciation (depreciation) of investments and options	1,909,495	1,701,053	5,197,762	40,526	154,253
Accumulated net realized gain (loss) on investment and options transactions	1,732,580	(3,242)	(599,718)	(1,730)	(766)
Accumulated net investment income (loss)	1,152,185	89,555	526,840	58	10,830

Total Net Assets	$ 31,782,260	$ 17,932,889	$ 31,348,365	$ 402,897	$ 2,323,857

Shares Outstanding	2,455,496	2,003,248	2,698,730	36,398	208,847

Net Asset Value Per Share
(Net asset value, offering and redemption price per share)	$ 12.94	$ 8.95	$ 11.62	$ 11.07	$ 11.13

Investments, at cost	$ 30,190,293	$ 16,215,944	$ 26,249,552	$ 318,680	$ 2,157,069

Huntington VA Funds

Statements of Assets and Liabilities
December 31, 2004

	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Small Cap Fund	Huntington VA Mortgage Securities Fund

Assets:
Investments, at value(1)	$ 17,447,355	$ 4,860,959	$ 6,018,913	$ 1,160,566	$ 390,505
Investment in affiliated securities, at value	1,161,280	1,018,203	294,193	116,172	8,383

Total Investments	18,608,635	5,879,162	6,313,106	1,276,738	398,888
Cash	--	--	--	--	--
Income receivable	15,447	3,473	2,768	571	1,843
Receivable for investments sold	--	--	--	--	--
Receivable for shares sold	53,690	572	4,124	41,547	5,829
Prepaid expenses and other assets	3,192	2,920	2,939	2,807	2,804

Total assets	18,680,964	5,886,127	6,322,937	1,321,663	409,364

Liabilities:
Payable to adviser	--	--	--	2,101	1,718
Payable for investments purchased	--	--	165,161	--	--
Payable for return of collateral received for securities on loan	860,589	--	--	--	--
Accrued expenses and other payables
Investment adviser fees	8,815	2,892	3,055	572	202
Administration fees	1,249	410	433	81	29
Sub-Administration fees	735	241	255	48	17
Custodian fees	382	125	132	25	9
Portfolio accounting fees	707	303	318	137	114
Trustees’ fees	390	127	135	40	22
Other	3,581	1,172	1,259	68	10

Total liabilities	876,448	5,270	170,748	3,072	2,121

Net Assets	$ 17,804,516	$ 5,880,857	$ 6,152,189	$ 1,318,591	$ 407,243

Net Assets Consists of:
Paid in capital	$ 13,799,835	$ 4,639,843	$ 5,118,169	$ 1,212,610	$ 389,379
Net unrealized appreciation (depreciation) of investments	3,951,643	1,233,917	876,710	102,883	10,538
Accumulated net realized gain (loss) on investment transactions	30,259	7,097	116,722	2,732	(849)
Accumulated net investment income (loss)	22,779	--	40,588	366	8,175

Total Net Assets	$ 17,804,516	$ 5,880,857	$ 6,152,189	$ 1,318,591	$ 407,243

Shares Outstanding	1,213,304	408,868	517,340	110,188	38,457

Net Asset Value Per Share
(Net asset value, offering and redemption price per share)	$ 14.67	$ 14.38	$ 11.89	$ 11.97	$ 10.59

Investments, at cost	$ 14,656,992	$ 4,645,245	$ 5,436,396	$ 1,173,855	$ 388,350

(1) Includes securities on loan of $842,375; $0; $0; $0; and $0.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Statements of Operations
Year Ended December 31, 2004

	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund	Huntington VA International Equity Fund(1)	Huntington VA Macro 100 Fund(1)

Investment Income:
Dividend income	$ 1,377,700	$ 224,709	$ 767,079	$ 2,868 (2)	$ 14,949
Dividend income from affiliated securities	4,454	9,901	6,090	--	539
Income from securities lending	901	--	98	--	--

Total investment income	1,383,055	234,610	773,267	2,868	15,488

Expenses:
Investment adviser fees	146,387	91,406	158,083	1,102	3,542
Administration fees	18,805	11,717	20,270	144	473
Sub-Administration fees	14,132	8,850	15,299	104	324
Custodian fees	6,344	3,961	6,851	773	154
Transfer and dividend disbursing agent fees and expenses	8,022	5,016	8,534	58	187
Trustees fees	2,695	1,667	2,856	33	106
Auditing fees	3,884	2,291	3,862	22	71
Legal fees	5,106	3,404	4,497	16	38
Portfolio accounting fees	11,628	7,718	11,788	878	1,046
Printing and postage	9,772	6,184	10,299	104	232
Insurance premiums	1,893	1,512	1,846	--	--
Other	2,239	1,329	2,242	4	9

Total expenses	230,907	145,055	246,427	3,238	6,182

Reimbursements:
Reimbursements from adviser	--	--	--	(1,408)	(278)

Net expenses	230,907	145,055	246,427	1,830	5,904

Net investment income (loss)	1,152,148	89,555	526,840	1,038	9,584

Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain (loss) on investment transactions	1,742,727	31,968	(341,034)	(1,730)	(766)
Net realized gain (loss) on options transactions	--	--	(173,067)	--	--

Net realized gain (loss) on investment and options transactions	1,742,727	31,968	(514,101)	(1,730)	(766)
Net change in unrealized appreciation/depreciation of investments and options	565,523	781,265	3,611,612	40,526	154,253

Net realized and unrealized gain (loss) on investments and options	2,308,250	813,233	3,097,511	38,796	153,487

Change in net assets resulting from operations	$ 3,460,398	$ 902,788	$ 3,624,351	$ 39,834	$ 163,071

(1) Fund commenced operations on May 3, 2004.

(2) Net of foreign dividend taxes withheld of $44.

Huntington VA Funds

Statements of Operations
Year Ended December 31, 2004

	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Small Cap Fund(1)	Huntington VA Mortgage Securities Fund(1)

Investment Income:
Dividend income	$ 142,010	$ 23,473	$ 90,056	$ 2,081	$ 902
Dividend income from affiliated securities	10,056	4,950	1,803	408	161
Interest income	--	--	--	--	7,728
Income from securities lending	1,531	240	--	--	--

Total investment income	153,597	28,663	91,859	2,489	8,791

Expenses:
Investment adviser fees	82,310	25,427	31,501	1,852	1,194
Administration fees	10,571	3,271	4,036	247	156
Sub-Administration fees	7,948	2,451	3,052	170	113
Custodian fees	3,567	1,102	1,365	80	52
Transfer and dividend disbursing agent fees and expenses	4,525	1,397	1,734	98	63
Trustees fees	1,518	472	577	56	36
Auditing fees	2,143	691	782	37	24
Legal fees	3,081	922	1,219	22	17
Portfolio accounting fees	7,055	3,004	3,443	928	885
Printing and postage	5,522	1,705	2,102	139	110
Insurance premiums	1,373	918	1,006	--	--
Other	1,205	380	454	4	1

Total expenses	130,818	41,740	51,271	3,633	2,651

Reimbursements:
Reimbursements from adviser	--	--	--	(547)	(669)

Net expenses	130,818	41,740	51,271	3,086	1,982

Net investment income (loss)	22,779	(13,077)	40,588	(597)	6,809

Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain (loss) on investment transactions	46,434	7,097	126,052	2,732	(453)
Net change in unrealized appreciation/depreciation of investments	2,286,342	860,440	450,675	102,883	10,538

Net realized and unrealized gain (loss) on investments	2,332,776	867,537	576,727	105,615	10,085

Change in net assets resulting from operations	$ 2,355,555	$ 854,460	$ 617,315	$ 105,018	$ 16,894

(1) Fund commenced operations on May 3, 2004.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Statements of Changes in Net Assets

	Huntington VA Dividend Capture Fund		Huntington VA Growth Fund		Huntington VA Income Equity Fund

	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,152,148	$ 497,437	$ 89,555	$ 22,975	$ 526,840	$ 384,703
Net realized gain (loss) on investment and options transactions	1,742,727	339,242	31,968	(24,829)	(514,101)	564,227
Net change in unrealized appreciation/ depreciation of investments and options	565,523	1,370,067	781,265	1,340,594	3,611,612	1,984,674

Change in net assets resulting from operations	3,460,398	2,206,746	902,788	1,338,740	3,624,351	2,933,604

Distributions to Shareholders:
From net investment income	(12,719)	(500,110)	(976)	(22,801)	--	(391,597)
From net realized gains	(314,133)	--	--	--	(213,790)	--

Change in net assets resulting from distributions to shareholders	(326,852)	(500,110)	(976)	(22,801)	(213,790)	(391,597)

Change in net assets resulting from capital transactions	11,288,850	12,256,855	4,966,471	7,095,081	6,705,484	9,978,397

Change in net assets	14,422,396	13,963,491	5,868,283	8,411,020	10,116,045	12,520,404
Net Assets:
Beginning of period	17,359,864	3,396,373	12,064,606	3,653,586	21,232,320	8,711,916

End of period	$ 31,782,260	$ 17,359,864	$ 17,932,889	$ 12,064,606	$ 31,348,365	$ 21,232,320

Accumulated net investment income (loss) included in net assets at end of period	$ 1,152,185	$ 12,756	$ 89,555	$ 976	$ 526,840	$ --

Huntington VA Funds

Statements of Changes in Net Assets

	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund	Huntington VA Mid Corp America Fund		Huntington VA New Economy Fund

	Period Ended Dec. 31, 2004(1)	Period Ended Dec. 31, 2004(1)	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,038	$ 9,584	$ 22,779	$ 12,691	$ (13,077)	$ (4,816)
Net realized gain (loss) on investment transactions	(1,730)	(766)	46,434	(16,175)	7,097	104,361
Net change in unrealized appreciation/depreciation of investments	40,526	154,253	2,286,342	1,896,745	860,440	391,819

Change in net assets resulting from operations	39,834	163,071	2,355,555	1,893,261	854,460	491,364

Distributions to Shareholders:
From net investment income	(1,038)	--	(2,275)	(10,416)	--	--
From distributions in excess of net investment income	(953)	--	--	--	--	--
From net realized gains	--	--	--	(6,509)	(85,068)	--

Change in net assets resulting from distributions to shareholders	(1,991)	--	(2,275)	(16,925)	(85,068)	--

Change in net assets resulting from capital transactions	365,054	2,160,786	5,099,186	5,369,811	2,113,125	1,751,508

Change in net assets	402,897	2,323,857	7,452,466	7,246,147	2,882,517	2,242,872
Net Assets:
Beginning of period	--	--	10,352,050	3,105,903	2,998,340	755,468

End of period	$ 402,897	$ 2,323,857	$ 17,804,516	$ 10,352,050	$ 5,880,857	$ 2,998,340

Accumulated net investment income (loss) included in net assets at end of period	$ 58	$ 10,830	$ 22,779	$ 2,275	$ --	$ --

(1) Fund commenced operations on May 3, 2004.

Huntington VA Funds

Statements of Changes in Net Assets

	Huntington VA Rotating Markets Fund		Huntington VA Situs Small Cap Fund	Huntington VA Mortgage Securities Fund

	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2004(1)	Period Ended Dec. 31, 2004(1)

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 40,588	$ 24,401	$ (597)	$ 6,809
Net realized gain (loss) on investment transactions	126,052	159,898	2,732	(453)
Net change in unrealized appreciation/depreciation of investments	450,675	462,449	102,883	10,538

Change in net assets resulting from operations	617,315	646,748	105,018	16,894

Distributions to Shareholders:
From net investment income	(24,401)	--	--	--
From net realized gains	(151,161)	--	--	--

Change in net assets resulting from distributions to shareholders	(175,562)	--	--	--

Change in net assets resulting from capital transactions	1,491,739	2,642,278	1,213,573	390,349

Change in net assets	1,933,492	3,289,026	1,318,591	407,243
Net Assets:
Beginning of period	4,218,697	929,671	--	--

End of period	$ 6,152,189	$ 4,218,697	$ 1,318,591	$ 407,243

Accumulated net investment income (loss) included in net assets at end of period	$ 40,588	$ 24,401	$ 366	$ 8,175

(1) Fund commenced operations on May 3, 2004.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Financial Highlights

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital Distributions	Distributions in Excess of Net Investment Income

Huntington VA Dividend Capture Fund
2001(2)	$ 10.00	0.14	0.10	0.24	(0.09)	--	--	--
2002	$ 10.15	0.33	(0.33)	--	(0.34)	--	--	--
2003	$ 9.81	0.33	1.76	2.09	(0.36)	--	--	--
2004	$ 11.54	0.47	1.10	1.57	(0.01)	(0.16)	--	--
Huntington VA Growth Fund
2001(3)	$ 10.00	(0.04)	(0.74)	(0.78)	--	--	--	--
2002	$ 9.22	--	(1.90)	(1.90)	--	--	--	--
2003	$ 7.32	0.02	1.15	1.17	(0.02)	--	--	--
2004	$ 8.47	0.04	0.44	0.48	-- (8)	--	--	--
Huntington VA Income Equity Fund
2000	$ 9.84	0.33	0.23	0.56	(0.33)	--	--	--
2001	$ 10.07	0.18	0.06	0.24	(0.20)	--	(0.01)	--
2002	$ 10.10	0.23	(1.22)	(0.99)	(0.23)	--	--	--
2003	$ 8.88	0.20	1.43	1.63	(0.20)	--	--	--
2004	$ 10.31	0.20	1.20	1.40	--	(0.09)	--	--
Huntington VA International Equity Fund
2004(7)	$ 10.00	0.03	1.10	1.13	(0.03)	--	--	(0.03)
Huntington VA Macro 100 Fund
2004(7)	$ 10.00	0.05	1.08	1.13	--	--	--	--
Huntington VA Mid Corp America Fund
2001(2)	$ 10.00	(0.02)	1.17	1.15	--	--	--	--
2002	$ 11.15	--	(1.45)	(1.45)	--	--	--	--
2003	$ 9.70	0.01	2.86	2.87	(0.01)	(0.01)	--	--
2004	$ 12.55	0.02	2.10	2.12	-- (8)	--	--	--
Huntington VA New Economy Fund
2001(2)	$ 10.00	(0.03)	0.93	0.90	--	--	--	--
2002	$ 10.90	(0.02)	(1.47)	(1.49)	--	--	--	--
2003	$ 9.41	(0.02)	2.99	2.97	--	--	--	--
2004	$ 12.38	(0.03)	2.31	2.28	--	(0.28)	--	--
Huntington VA Rotating Markets Fund
2001(2)	$ 10.00	--	0.45	0.45	--	--	--	--
2002	$ 10.45	(0.01)	(1.57)	(1.58)	--	--	--	--
2003	$ 8.87	0.06	2.10	2.16	--	--	--	--
2004	$ 11.03	0.07	1.17	1.24	(0.05)	(0.33)	--	--
Huntington VA Situs Small Cap Fund
2004(7)	$ 10.00	(0.01)	1.98	1.97	--	--	--	--

(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(2) Reflects operations for the period from October 15, 2001 (commencement of operations) to December 31, 2001.

(3) Reflects operations for the period from May 1, 2001 (commencement of operations) to December 31, 2001.

(4) Not annualized.

(5) Computed on annualized basis.

(6) Does not include the effect of expenses of underlying funds.

(7) Reflects operations for the period from May 3, 2004 (commencement of operations) to December 31, 2004.

(8) Amount is less than $0.01.

(9) There were no fee reductions in this period.

Huntington VA Funds

Financial Highlights

(For a share outstanding throughout each period)

Total Distributions	Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

(0.09)	$ 10.15	2.44%(4)	2.00%(5)	5.25%(5)	17.47%(5)	(10.22)%(5)	$ 220	12%
(0.34)	$ 9.81	(0.05)%	1.12%	5.89%	2.23%	4.78%	$ 3,396	70%
(0.36)	$ 11.54	21.36%	1.00%	5.22%	1.01%	5.21%	$ 17,360	87%
(0.17)	$ 12.94	13.75%	0.95%	4.72%	-- (9)	-- (9)	$ 31,782	88%

--	$ 9.22	(7.80)%(4)	2.00%(5)	1.11%(5)	16.85%(5)	(13.74)%(5)	$ 434	--
--	$ 7.32	(20.56)%	1.02%	0.14%	1.58%	(0.42)%	$ 3,654	2%
(0.02)	$ 8.47	15.95%	1.00%	0.32%	-- (9)	-- (9)	$ 12,065	4%
--	$ 8.95	5.67%	0.95%	0.59%	-- (9)	-- (9)	$ 17,933	11%

(0.33)	$ 10.07	5.85%	0.77%	3.66%	2.24%	2.19%	$ 3,516	6%
(0.21)	$ 10.10	2.34%	1.91%	1.76%	2.06%	1.61%	$ 4,453	38%
(0.23)	$ 8.88	(9.96)%	1.11%	2.81%	1.54%	2.38%	$ 8,712	4%
(0.20)	$ 10.31	18.43%	1.00%	2.63%	-- (9)	-- (9)	$ 21,232	97%
(0.09)	$ 11.62	13.66%	0.93%	2.00%	-- (9)	-- (9)	$ 31,348	47%

(0.06)	$ 11.07	11.26%(4)	1.00%(5)	0.56%(5)	1.76%(5)	(0.20%)(5)	$ 403	31%

--	$ 11.13	11.30%(4)	1.00%(5)	1.62%(5)	1.05%(5)	1.57%(5)	$ 2,324	1%

--	$ 11.15	11.50%(4)	2.00%(5)	(0.85)%(5)	17.87%(5)	(16.72)%(5)	$ 289	3%
--	$ 9.70	(13.00)%	1.15%	(0.10)%	2.10%	(1.05)%	$ 3,106	3%
(0.02)	$ 12.55	29.63%	1.00%	0.20%	-- (9)	-- (9)	$ 10,352	25%
--	$ 14.67	16.91%	0.95%	0.17%	-- (9)	-- (9)	$ 17,805	10%

--	$ 10.90	9.00%(4)	2.00%(5)	(1.20)%(5)	17.91%(5)	(17.11)%(5)	$ 228	--
--	$ 9.41	(13.67)%	1.21%	(0.44)%	3.38%	(2.61)%	$ 755	20%
--	$ 12.38	31.56%	1.00%	(0.28)%	1.05%	(0.33)%	$ 2,998	80%
(0.28)	$ 14.38	18.75%	0.98%	(0.31)%	-- (9)	-- (9)	$ 5,881	18%

--	$ 10.45	4.50%(4)	2.00%(5)(6)	(0.21)%(5)	18.20%(5)(6)	(16.41)%(5)	$ 210	--
--	$ 8.87	(15.12)%	1.21%(6)	(0.20)%	3.33%	(2.32)%	$ 930	113%
--	$ 11.03	24.35%	1.00%(6)	1.02%	1.06%	0.96%	$ 4,219	151%
(0.38)	$ 11.89	11.63%	0.98%(6)	0.77%	-- (9)	-- (9)	$ 6,152	81%

--	$ 11.97	19.70%(4)	1.00%(5)	(0.19)%(5)	1.19%(5)	(0.38)%(5)	$ 1,319	3%

Huntington VA Funds

Financial Highlights

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Asset Value, End of Period	Total Return

Huntington VA Mortgage Securities Fund
2004(2)	$ 10.00	0.18	0.41	0.59	$ 10.59	5.90%(3)

(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(2) Reflects operations for the period from May 3, 2004 (commencement of operations) to December 31, 2004.

(3) Not annualized.

(4) Computed on annualized basis.

Huntington VA Funds

Financial Highlights

(For a share outstanding throughout each period)

Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

1.00%(4)	3.42%(4)	1.33%(4)	3.09%(4)	$ 407	51%

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Notes to Financial Statements
December 31, 2004

(1) Organization

Huntington VA Funds (the “Trust”), established under the laws of the Commonwealth of Massachusetts on June 30, 1999, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust operates ten separate series, or mutual funds, each with its own investment objective and strategy. This report contains the financial statements and financial highlights of the funds listed below (each individually referred to as a “Fund,” or collectively as the “Funds”):

Huntington VA Dividend Capture Fund (VA Dividend Capture Fund)
Huntington VA Growth Fund (VA Growth Fund)
Huntington VA Income Equity Fund (VA Income Equity Fund)
Huntington VA International Equity Fund (VA International Equity Fund)
Huntington VA Macro 100 Fund (VA Macro 100 Fund)
Huntington VA Mid Corp America Fund (VA Mid Corp America Fund)
Huntington VA New Economy Fund (VA New Economy Fund)
Huntington VA Rotating Markets Fund (VA Rotating Markets Fund)
Huntington VA Situs Small Cap Fund (VA Situs Small Cap Fund)
Huntington VA Mortgage Securities Fund (VA Mortgage Securities Fund)

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public, but pursuant to an exemptive order granted by the Securities and Exchange Commission and procedures adopted by the Trust’s Board of Trustees (the “Trustees”), they are sold only to separate accounts of Hartford Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, and Transamerica Life Insurance Company for use with their respective variable insurance contracts and policies.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A. Investment Valuations

The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received. In computing NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available.

Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities traded on a national securities exchange at the last reported sales price on the principal exchange. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). If there is no reported sale on the principal exchange, and in the case of over-the-counter securities not included in the NASDAQ National Market System, securities are valued at a bid price estimated by the security pricing service. U.S. Government obligations held by the VA Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Foreign equity securities are valued at the last sales price, or if no sales price is given at a bid price estimated by the security pricing service, and are subject to modification based on significant events, as described below. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including foreign debt securities and zero-coupon securities, securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Option contracts are valued at the last quoted bid price as reported on the primary exchange of the board of trade on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV. In certain limited circumstances such as when a security’s closing price versus the prior day’s closing price exceeds a defined variance tolerance, or when a security’s closing price is unchanged as compared to the prior day’s closing price, a financial intermediary’s good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. Additionally, should the Trust’s sub-financial administrator determine that the intermediary’s fair value determination does not accurately reflect a security’s fair value, then the Trust’s sub-financial administrator may request that the Trust’s Pricing Committee, as described herein, make its own fair value determination.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”).

When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

Sometimes a significant event occurring in the period between the close of a particular portfolio security’s market and the time at which a Fund calculates its NAV affects the security’s value such that its market value cannot be considered readily available. Portfolio managers and others are responsible for monitoring their Funds’ portfolio securities for such significant events. When a significant event occurs, the Pricing Committee makes a good faith fair valuation of the security at issue.

With respect to foreign equity securities that are principally traded in a foreign market, a fair valuation vendor monitors the effect of market fluctuations on these securities after the close of trading in that foreign market. If market fluctuations exceed a certain threshold, affected securities are fair valued using data supplied by the fair valuation vendor.

B. Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ investment adviser, Huntington Assets Advisors, Inc. (“Advisor”) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually for the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discount, gain/loss, paydowns, capital loss carryforwards, and losses deferred due to wash sales.

D. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal income tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

Withholding taxes on foreign interest, dividends and capital gains with respect to VA International Equity Fund, VA New Economy Fund and VA Situs Small Cap Fund have been provided for in accordance with each Fund’s applicable country’s tax rules and rates.

As of December 31, 2004, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

VA Dividend Capture Fund	$ 30,211,417	$ 2,007,994	$ (119,623)	$ 1,888,371
VA Growth Fund	16,224,687	2,049,446	(357,136)	1,692,310
VA Income Equity Fund	26,497,459	4,966,253	(16,236)	4,950,017
VA International Equity Fund	320,001	39,711	(506)	39,205
VA Macro 100 Fund	2,157,069	166,429	(12,176)	154,253
VA Mid Corp America Fund	13,796,402	4,016,897	(65,254)	3,951,643
VA New Economy Fund	4,645,245	1,317,826	(83,909)	1,233,917
VA Rotating Markets Fund	5,444,576	868,530	--	868,530
VA Situs Small Cap Fund	1,173,855	104,871	(1,988)	102,883
VA Mortgage Securities Fund	388,350	11,373	(835)	10,538

As of December 31, 2004, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains, if any to the extent provided by the Treasury regulations:

Fund	Amount	Expires

VA Dividend Capture Fund	$ --	--
VA Growth Fund	--	--
VA Income Equity Fund	401,925	2012
VA International Equity Fund	409	2012
VA Macro 100 Fund	766	2012
VA Mid Corp America Fund	--	--
VA New Economy Fund	--	--
VA Rotating Markets Fund	--	--
VA Situs Small Cap Fund	--	--
VA Mortgage Securities Fund	849	2012

The tax character of distributions paid during the fiscal year ended December 31, 2004, was as follows:

	Distributions Paid From

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid

VA Dividend Capture Fund	$ 309,273	$ 17,579	$ 326,852	$ --	$ 326,852
VA Growth Fund	976	--	976	--	976
VA Income Equity Fund	95,791	117,998	213,789	--	213,789
VA International Equity Fund	1,991	--	1,991	--	1,991
VA Macro 100 Fund	--	--	--	--	--
VA Mid Corp America Fund	2,275	--	2,275	--	2,275
VA New Economy Fund	75,213	9,855	85,068	--	85,068
VA Rotating Markets Fund	175,562	--	175,562	--	175,562
VA Situs Small Cap Fund	--	--	--	--	--
VA Mortgage Securities Fund	--	--	--	--	--

The tax character of distributions paid during the fiscal year ended December 31, 2003, was as follows:

	Distributions Paid From

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid

VA Dividend Capture Fund	$ 500,110	$ --	$ 500,110	$ --	$ 500,110
VA Growth Fund	22,801	--	22,801	--	22,801
VA Income Equity Fund	391,597	--	391,597	--	391,597
VA Mid Corp America Fund	15,495	1,430	16,925	--	16,925
VA New Economy Fund	--	--	--	--	--
VA Rotating Markets Fund	--	--	--	--	--

As of December 31, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)

VA Dividend Capture Fund	$ --	$ 2,145,041	$ 760,848	$ 2,905,889	$ --	$ --	$ 1,888,371	$ 4,794,260
VA Growth Fund	--	89,555	5,501	95,056	--	--	1,692,310	1,787,366
VA Income Equity Fund	--	526,840	--	526,840	--	(401,925)	4,949,855	5,074,770
VA International Equity Fund	--	58	--	58	--	(409)	39,205	38,854
VA Macro 100 Fund	--	10,830	--	10,830	--	(766)	154,253	164,317
VA Mid Corp America Fund	--	22,779	30,259	53,038	--	--	3,951,643	4,004,681
VA New Economy Fund	--	--	7,097	7,097	--	--	1,233,917	1,241,014
VA Rotating Markets Fund	--	105,164	60,326	165,490	--	--	868,530	1,034,020
VA Situs Small Cap Fund	--	3,098	--	3,098	--	--	102,883	105,981
VA Mortgage Securities Fund	--	8,175	--	8,175	--	(849)	10,538	17,864

* The differences between the book-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

E. Foreign Exchange Contracts

The VA International Equity Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The VA International Equity Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2004, the VA International Equity Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund had no outstanding foreign currency commitments.

F. Foreign Currency Translation

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The VA International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

H. Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

I. Written Options Contracts

Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The following is a summary of the VA Income Equity Fund’s written options activity for the year ended December 31, 2004:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2003	304	$ 32,347
Options written	4,483	467,525
Options expired	(961)	(55,478)
Options closed	(2,714)	(280,454)
Options exercised	(270)	(24,382)

Outstanding at 12/31/2004	842	$ 139,558

At December 31, 2004, the VA Income Equity Fund had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)

Johnson Controls, Inc.	Call	January 2005	60	51	18,360	$ (5,508)
May Department Stores Co.	Call	January 2005	30	223	11,150	12,710
Microsoft Corp.	Call	January 2005	27	109	2,180	7,602
PPG Industries, Inc.	Call	January 2005	65	57	18,240	(171)
Symbol Technologies, Inc.	Call	January 2005	17.5	226	12,430	(3,159)
Textron, Inc.	Call	January 2005	70	101	37,370	464
Wyeth	Call	January 2005	40	37	10,730	(3,626)
XL Capital Ltd.	Call	January 2005	70	38	29,260	(8,474)

NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$ (162)

J. Securities Lending

To generate additional income the Funds may lend a certain percentage of their total assets (20% for the VA Growth and the VA Income Equity Funds, and 33 1/3% for the VA Dividend Capture, VA International Equity, VA Macro 100, VA Mid Corp America, VA Mortgage Securities, VA New Economy, VA Rotating Markets, and VA Situs Small Cap Funds) on a short-term basis to certain brokers, dealers or other financial institutions selected by the Advisor and approved by the Trustees. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash or U.S. government obligations at least equal to 100% of the value of securities on loan for the VA Dividend Capture, VA International Equity, VA Macro 100, VA Mid Corp America, VA Mortgage Securities, VA New Economy, VA Rotating Markets and VA Situs Small Cap Funds, and at least equal to 102% of the value of securities on loan for the VA Growth and VA Income Equity Funds. Information on the investment of cash collateral is shown in the Portfolio of Investments. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities on loan. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. Boston Global Advisers (“BGA”) serves as sub-custodian for the securities lending program. BGA receives a sub-custody fee based on the value of collateral received from borrowers. As of December 31, 2004, the following Fund had securities with the following market value on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral*

VA Mid Corp America Fund	$ 842,375	$ 860,589

* Includes securities and cash collateral.

K. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

L. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of NAV on the business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with no par value). Transactions in capital stock were as follows:

	VA Dividend Capture Fund				VA Growth Fund

	Year Ended December 31, 2004		Year Ended December 31, 2003		Year Ended December 31, 2004		Year Ended December 31, 2003

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,015,784	$ 12,080,654	1,150,010	$ 12,140,624	676,069	$ 5,798,121	933,095	$ 7,152,851
Distributions reinvested	28,496	326,850	44,464	500,110	113	976	2,787	22,801
Shares redeemed	(93,054)	(1,118,654)	(36,255)	(383,879)	(97,323)	(832,626)	(10,912)	(80,571)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	951,226	$ 11,288,850	1,158,219	$ 12,256,855	578,859	$ 4,966,471	924,970	$ 7,095,081

	VA Income Equity Fund				VA International Equity Fund		VA Macro 100 Fund

	Year Ended December 31, 2004		Year Ended December 31, 2003		Period Ended December 31, 2004(1)		Period Ended December 31, 2004(1)

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	729,861	$ 7,697,822	1,167,240	$ 10,860,286	36,371	$ 364,650	214,571	$ 2,220,202
Distributions reinvested	20,676	213,787	39,560	391,597	181	1,991	--	--
Shares redeemed	(111,572)	(1,206,125)	(128,638)	(1,273,486)	(154)	(1,587)	(5,724)	(59,416)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	638,965	$ 6,705,484	1,078,162	$ 9,978,397	36,398	$ 365,054	208,847	$ 2,160,786

	VA Mid Corp America Fund				VA New Economy Fund

	Year Ended December 31, 2004		Year Ended December 31, 2003		Year Ended December 31, 2004		Year Ended December 31, 2003

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	446,644	$ 5,861,059	514,214	$ 5,469,316	203,698	$ 2,589,250	169,443	$ 1,836,144
Distributions reinvested	--	--	1,427	16,925	6,816	85,068	--	--
Shares redeemed	(57,885)	(761,873)	(11,171)	(116,430)	(43,925)	(561,193)	(7,464)	(84,636)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	388,759	$ 5,099,186	504,470	$ 5,369,811	166,589	$ 2,113,125	161,979	$ 1,751,508

	VA Rotating Markets Fund				VA Situs Small Cap Fund		VA Mortgage Securities Fund

	Year Ended December 31, 2004		Year Ended December 31, 2003		Period Ended December 31, 2004(1)		Period Ended December 31, 2004(1)

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	199,189	$ 2,196,063	283,350	$ 2,695,044	112,095	$ 1,233,845	38,688	$ 392,731
Distributions reinvested	16,485	175,562	--	--	--	--	--	--
Shares redeemed	(80,964)	(879,886)	(5,586)	(52,766)	(1,907)	(20,272)	(231)	(2,382)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	134,710	$ 1,491,739	277,764	$ 2,642,278	110,188	$ 1,213,573	38,457	$ 390,349

(1) Reflects operations for the period from May 3, 2004 (date of initial public investment) to December 31, 2004.

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment adviser (the “Advisor”). The Advisor receives a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of each Fund.

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive from the Funds and/or to reimburse certain operating expenses of each Fund in order to limit the total operating expense for each Fund to not more than 1.00% of each Fund’s average daily net assets through April 30, 2005.

Sub-Investment Advisory Fee--Effective April 30, 2004, Laffer Investments, Inc. became the sub-investment advisor (the “sub-advisor”) of the VA Macro 100 Fund (the “Fund”). The Advisor pays the sub-advisor a fee for its services, computed daily and paid monthly, at an annual rate of 0.40% of the average daily net assets of the Fund. Neither the Trust nor the Fund is liable for payment of this sub-advisory fee.

Administrative and Financial Administration Fees--Effective November 1, 2004, Huntington became the Administrator to the Trust, and Federated Services Company (“FServ”) became the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, FServ provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. Prior to November 1, 2004, FServ was the Administrator and Huntington served as Sub-Administrator to the Trust. Huntington also serves as financial administrator, providing portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to BISYS Fund Services Ohio, Inc. The fees paid for administrative and sub-administrative services are based on the level of average net assets of each Fund for the period. From time to time, FServ and its affiliates may pay out of their reasonable profits and other resources advertising, marketing and other expenses for the benefit of the Funds, and such amounts may be paid to the Advisor and its affiliates. Fserv and Edgewood Services, Inc., the Trust’s distributor, are wholly-owned subsidiaries of Federated Investors, Inc. Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expenses--Unified Fund Services, Inc. (“Unified”) is transfer and dividend disbursing agent for the Funds. For its services, Unified receives fees based on the size, type, and number of accounts and transactions made by shareholders.

Custodian Fees--Huntington serves as the Funds’ custodian except for the VA International Equity Fund. State Street Bank and Trust Company (“State Street”) serves as custodian for the VA International Equity Fund. Huntington and State Street receive fees based on the level of a Fund’s average daily net assets for the period, plus out-of-pocket expenses. Huntington receives an administrative fee from the lending agent for the transaction activity associated with the securities lending program.

Compliance Services--The Trust has contracted with BISYS Fund Services Ohio, Inc. to provide certain compliance services on behalf of the Trust. Subject to the direction and control of the Trustees, BISYS Fund Services Ohio, Inc. has developed and assisted in implementing a compliance program on behalf of the Trust and provides the Chief Compliance Officer to the Trust.

General--Certain Officers of the Trust are Officers and/or Directors or Trustees of the above companies.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income in the accompanying financial statements.

(5) VA Rotating Markets Fund Structure

The VA Rotating Markets Fund (“Fund”), in accordance with its prospectus, may seek to achieve its investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, shareholders of the Fund incur expenses of both the Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the year ended December 31, 2004 were as follows:

Fund	Purchases	Sales

VA Dividend Capture Fund	$ 32,732,994	$ 21,089,421
VA Growth Fund	7,000,156	1,472,724
VA Income Equity Fund	20,265,312	12,061,343
VA International Equity Fund	404,779	84,131
VA Macro 100 Fund	2,124,847	12,549
VA Mid Corp America Fund	6,407,983	1,285,512
VA New Economy Fund	1,993,350	664,293
VA Rotating Markets Fund	5,556,488	4,071,229
VA Situs Small Cap Fund	1,067,710	12,760
VA Mortgage Securities Fund	35,813	--

(7) Changes in Independent Auditors (unaudited)

On March 2, 2004, the Board of Trustees of the Trust, upon the recommendation of the Trust’s audit committee, decided to engage Ernst & Young LLP as independent auditors for the Funds’ fiscal year ending December 31, 2004. For the prior fiscal years ended December 31, 2002 and 2003, KPMG LLP (“KPMG”) audited the Funds’ financial statements. KPMG’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Trust and KPMG on accounting principles or practices, financial statements disclosure or audit scope or procedure, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreement in its report.

(8) Other Tax Information (unaudited)

For the taxable year ended December 31, 2004, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Qualified Dividend Income

VA Dividend Capture Fund	62.8%
VA Growth Fund	100.0%
VA Income Equity Fund	87.6%
VA International Equity Fund	0.0%
VA Macro 100 Fund	0.0%
VA Mid Corp America Fund	100.0%
VA New Economy Fund	12.7%
VA Rotating Markets Fund	21.1%
VA Situs Small Cap Fund	0.0%
VA Mortgage Securities Fund	0.0%

Huntington VA Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the
Huntington VA Funds

We have audited the accompanying statements of assets and liabilities of the Huntington VA Funds, comprising the Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Small Cap Fund, and Huntington VA Mortgage Securities Fund (collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights presented herein for each of the respective periods ended December 31, 2003 were audited by another registered public accounting firm whose report dated February 11, 2004 expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Huntington VA Funds at December 31, 2004, the results of their operations, changes in their net assets and financial highlights for the year or period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Columbus, Ohio
February 10, 2005

Huntington VA Funds

Board of Trustees and Trust Officers (Unaudited)

The following tables give information about the Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act) and the senior Officers of the Trust. Each Independent Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is c/o Huntington VA Funds, 5800 Corporate Drive, Pittsburgh, PA. Each officer is elected annually. As of December 31, 2004, The Huntington Fund Complex consisted of two investment companies: The Huntington Funds with 19 portfolios and the Trust with 10 portfolios. Each Independent Trustee serves as Trustee for all portfolios of The Huntington Fund Complex. The Funds’ Statement of Additional Information includes additional information about the Huntington VA Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

David S. Schoedinger Birth Date: November 27, 1942 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: June 1999

Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: The Huntington Funds (19 portfolios)

John M. Shary Birth Date: November 30, 1930 TRUSTEE Began serving: June 1999

Principal Occupations: Retired.

Previous Positions: Member, Business Advisory Board, HIE-HEALTHCARE.COM (formerly Hublink, Inc.) (1993-1997) (database integration software); Member, Business Advisory Board, Mind Leaders, Inc. (formerly DPEC – Data Processing Education Corp.) (1993-1996) (data processing education); Member, Business Advisory Board, Miratel Corporation (1993-1995) (research and development firm for CADCAM); Chief Financial Officer of OCLC Online Computer Library Center, Inc. (1978-1993); Member, Board of Directors, Applied Information Technology Research Center (1987-1990); Member, Board of Directors, AIT (1987-1990) technology.

Other Directorships Held: The Huntington Funds (19 portfolios)

Thomas J. Westerfield Birth Date: April 19, 1955 TRUSTEE Began serving: January 2001	Principal Occupations: Since April 1993, Of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: The Huntington Funds (19 portfolios)

William R. Wise Birth Date: October 20, 1931 TRUSTEE Began serving: June 1999

Principal Occupations: Retired.

Previous Positions: Corporate Director of Financial Services and Treasurer, Children’s Hospital, Columbus, Ohio; Associate Executive Director and Treasurer, Children’s Hospital, Columbus, Ohio (1985-1989).

Other Directorships Held: The Huntington Funds (19 portfolios)

Huntington VA Funds

Board of Trustees and Trust Officers (continued)

Officers

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years and Previous Position(s)

Daniel B. Benhase Birth Date: November 23, 1959 41 South High Street Columbus, OH PRESIDENT Began Serving: August 2001

Principal Occupations: Executive Vice President, Private Financial Group, Huntington Bancshares Incorporated (June 2000 to present).

Previous Positions: Executive Vice President of Firstar Corporation and Firstar Bank, N.A. (prior to June 2000).

Charles L. Davis, Jr. Birth Date: March 23, 1960 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER Began Serving: April 2003

Principal Occupations: Vice President, Managing Director of Mutual Fund Services, Federated Services Company (October 2002 to present); President, Edgewood Services, Inc., the Funds’ distributor (March 2004 to present); Officer of various Funds distributed by Edgewood Services, Inc. (December 2002 to present).

Previous Positions: Vice President, Edgewood Services, Inc. (January 2000 to March 2004); President, Federated Clearing Services (January 2000 to October 2002); Director, Business Development, Mutual Fund Services, Federated Services Company (September 1998 to December 2000).

Frank J. Pavlak Birth Date: March 23, 1947 3435 Stelzer Road Columbus, OH CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2004

Principal Occupations: Vice President and Chief Compliance officer, BISYS Fund Services Ohio, Inc. (May 2004 to present).

Previous Positions: Chief Compliance Officer, Oppenheimer Funds, Inc. (January 1999-April 2004).

George Polatas Birth Date: March 3, 1962 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT Began Serving: July 2003	Principal Occupation: Assistant Vice President, Federated Services Company; Vice President and Assistant Treasurer of various funds distributed by Edgewood Services, Inc. (January 1997 to present).

Bryan C. Haft Birth Date: January 23, 1965 3435 Stelzer Road Columbus, OH TREASURER Began Serving: April 2003	Principal Occupations: Vice President, BISYS Fund Services Ohio, Inc. (June 2000 to present). Previous Positions: Director, Client Services, BISYS Fund Services Ohio, Inc. (July 1998 to June 2000).

Victor R. Siclari Birth Date: November 17, 1961 1001 Liberty Avenue Pittsburgh, PA SECRETARY Began Serving: August 2002	Principal Occupations: Partner, Reed Smith LLP (October 2002 to present). Previous Positions: Sr. Corporate Counsel and Vice President, Federated Services Company (prior to October 2002).

Huntington VA Funds

Supplemental Information (Unaudited)
Shareholder Expense Example

Fund Expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses. The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios, and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value, July 1, 2004	Ending Account Value, December 31, 2004	Expenses Paid During Period(2)	Annualized Expense Ratio

VA Dividend Capture Fund
Actual	$ 1,000.00	$ 1,109.80	$ 5.04	0.95%
Hypothetical(1)	$ 1,000.00	$ 1,020.22	$ 4.84	0.95%
VA Growth Fund
Actual	$ 1,000.00	$ 1,024.00	$ 4.83	0.95%
Hypothetical(1)	$ 1,000.00	$ 1,020.22	$ 4.84	0.95%
VA Income Equity Fund
Actual	$ 1,000.00	$ 1,098.30	$ 4.85	0.92%
Hypothetical(1)	$ 1,000.00	$ 1,020.37	$ 4.68	0.92%
VA International Equity Fund
Actual	$ 1,000.00	$ 1,133.00	$ 5.31	0.99%
Hypothetical(1)	$ 1,000.00	$ 1,020.02	$ 5.04	0.99%
VA Macro 100 Fund
Actual	$ 1,000.00	$ 1,060.00	$ 5.18	1.00%
Hypothetical(1)	$ 1,000.00	$ 1,019.97	$ 5.09	1.00%
VA Mid Corp America Fund
Actual	$ 1,000.00	$ 1,098.10	$ 5.01	0.95%
Hypothetical(1)	$ 1,000.00	$ 1,020.22	$ 4.84	0.95%
VA New Economy Fund
Actual	$ 1,000.00	$ 1,117.30	$ 5.22	0.98%
Hypothetical(1)	$ 1,000.00	$ 1,020.07	$ 4.99	0.98%
VA Rotating Markets Fund
Actual	$ 1,000.00	$ 1,092.80	$ 5.10	0.97%
Hypothetical(1)	$ 1,000.00	$ 1,020.12	$ 4.94	0.97%
VA Situs Small Cap Fund
Actual	$ 1,000.00	$ 1,135.70	$ 5.37	1.00%
Hypothetical(1)	$ 1,000.00	$ 1,019.97	$ 5.09	1.00%
VA Mortgage Securities Fund
Actual	$ 1,000.00	$ 1,049.60	$ 5.15	1.00%
Hypothetical(1)	$ 1,000.00	$ 1,019.97	$ 5.09	1.00%

(1) Hypothetical assumes 5% annual return before expenses.

(2) Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios reflect contractual reimbursement of expenses by the Funds’ Advisor to limit the Funds’ total operating expenses to not more than 1.00% of the Funds’ average daily net assets, for the period beginning May 1, 2004 through April 30, 2005. The “Financial Highlights” tables in the Funds’ financial statements, included in this report, also show the gross expense ratios, without such reimbursements.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com/shareholders/. This information is also available from the EDGAR database on the
SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

[Logo of Huntington VA Funds]

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. is the Administrator and Financial Administrator of the Huntington VA Funds and is the Custodian of certain Funds. State Street Bank and Trust Company is also a Custodian to one of the Funds.

Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Adviser to the Funds. Federated Services Co. and Edgewood Services, Inc., the Sub-Administrator and Distributor of the Huntington VA Funds, respectively, are not affiliated with The Huntington National Bank.

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Item 2.     Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant's
Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit hereto.

During the period covered by the report, there have been no amendments to, nor any waivers granted from the registrant's code of ethics that applies to its
Principal Executive Officer and Principal Financial Officer.

Item 3.      Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee's financial expert is William R. Wise, who is "independent"
for purposes of this Item 3 of Form N-CSR.

Item 4.      Principal Accountant Fees and Services.

(a)  Audit Fees billed to the  registrant by its principal  accountants  for the two most recent fiscal years:

            Fiscal year ended 2004*:      $9,502
            Fiscal year ended 2003**:     $1,792

(b)  Audit-Related  Fees billed to the  registrant by its principal  accountants for the two most recent fiscal years:

            Fiscal year ended 2004*:      $0
            Fiscal year ended 2003**:     $0

     Amount requiring  approval of the registrant's  audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

            Fiscal year ended 2004*:      $2,139
            Fiscal year ended 2003**:     $946

     Fees for both years related to the review of the  registrant's tax returns.
Amount  requiring  approval  of the  registrant's  audit  committee  pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)  All other fees billed to the  registrant by its principal  accountants  for the two most recent fiscal years:

            Fiscal year ended 2004*:      $0
            Fiscal year ended 2003**:     $0

     Amount requiring  approval of the registrant's  audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

Total:
Fiscal year ended 2004: $11,641
Fiscal year ended 2003: $2,738

     * KPMG LLP ("KPMG") served as the registrant's principal accountant for the period  January  1, 2004 to March 2,  2004.  The  registrant  changed  principal accountants effective March 2, 2004. Ernst and Young ("E & Y") served as the registrant's  principal  accountant for the period March 2, 2004 to December 31,
2004.

**    KPMG served as the  registrant's  principal  accountant for the period January 1, 2003 to December 31, 2003.

(e)(1)      Audit Committee Policies regarding Pre-Approval of Services.

      I.    Purpose

     Under the  Sarbanes-Oxley  Act of 2002 (the "Act"),  the Audit Committee of
the Board of Trustees of the  Huntington  Funds and the Huntington VA Funds (the
"Funds") is responsible for the  appointment,  compensation and oversight of the work of the Funds'  independent  auditor.  As part of this  responsibility,  the
Audit  Committee is required to grant approval for audit and non-audit  services performed by the independent  auditor for the Funds in order assure that they do not impair the auditor's  independence  from the Funds.  In addition,  the Audit
Committee  also  must  pre-approve  its  independent  auditor's  engagement  for
non-audit   services  with  the  Fund's  investment  adviser  (not  including  a sub-adviser whose role is primarily  portfolio  management and is sub-contracted
or  overseen  by  another  investment   adviser)  and  any  entity  controlling,
controlled by, or under common control with the investment adviser that provides ongoing  services  to the  Funds,  if the  engagement  relates  directly  to the operations and/or financial reporting of the Funds.

     To  implement  these  provisions  of the Act, the  Securities  and Exchange
Commission  (the "SEC") has issued rules  specifying  the types of services that the Funds'  independent  auditor  may not  provide to the Funds,  as well as the
Audit Committee's  administration of the engagement of the independent  auditor.
Under these rules, the SEC has provided that a permissible approval of audit and non-audit  services can take the form of either (i) a general  pre-approval,  or
(ii) a specific  pre-approval  (where a specific type of service is  authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval,  it will require specific pre-approval by the
Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services  Pre-Approval
Policies  and  Procedures,  which set forth the  procedures  and the  conditions pursuant to which  services for the Funds may be  performed  by the  independent auditor under pre-approvals.

      II.   General Pre-Approval Policies

     It is the policy of the Audit  Committee that audit and non-audit  services to be performed by the Funds'  independent  auditor be pre-approved only when in the  best  interests  of the  Funds'  shareholders  and  fully  consistent  with applicable law and, particularly, the maintenance of the auditor's independence.
In granting any pre-approval, consideration shall be given to:

      1.    the qualifications of the auditor to perform the services involved;
      2.    the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;
      3.    the permissibility of the services under applicable rules and guidance of the SEC;
      4.    the effect, if any, of the performance of the proposed services on the auditor's independence;
      5.    the effect of the compensation for the proposed services on the auditor's independence; and
      6.    the effect, if any, of the proposed services on the Funds' ability to manage or control risk or to improve audit quality.

In  accordance  with SEC  rules,  non-audit  services  performed  by the  Funds'
independent auditor may not include the following:

      1.    Bookkeeping or other services related to the accounting records or financial statements of the audit client;
      2.    Financial information systems design and implementation;
      3.    Appraisal or valuation services, fairness opinions or
            contribution-in-kind reports;
      4.    Actuarial services;
      5.    Internal audit outsourcing services;
      6.    Management functions or human resources;
      7.    Broker-dealer, investment adviser or investment banking services; and
      8.    Legal services and expert services unrelated to the audit.

      III.  Procedures for Pre-Approval by the Audit Committee

      1.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Funds.
      2.    All requests for pre-approval shall be made to the full Audit
            Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Funds' Board of Trustees) whenever practicable.
      3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.
      4.    If consideration of a request for pre-approval on the dates identified in Section III(2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee.  The
            Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit
            Committee under procedures set forth in Section IV below.
      5.    Requests for pre-approval may include, but are not limited to, the following services:
            a.    audit engagement, particularly for interim periods;
            b.    tax compliance, tax planning, and tax advice;
            c.    review and consents with respect to use of reports in
                  post-effective amendments to the registration statements
                  of the Funds;
            d.    review of IRS shareholder materials;
            e.    review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and
            f.    market research and strategic insights.
      6.    Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.
      7.    Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.
      8.    The Audit Committee's action on a request for pre-approval shall be recorded in the Audit Committee's minutes.
      9.    The Audit Committee's action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Funds' management.
      10.   The Audit Committee's action on a request for pre-approval shall be reported to the full Board of Trustees.
      11.   Pre-approvals will be granted for a period of no more than one year.

      IV.   Procedures for Pre-Approval by a Delegate of the Audit Committee

      1.    Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the "Delegate") for this purpose.  (As of the date of the adoption of these guidelines and procedures, William R. Wise has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)
      2.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Funds.
      3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.
      4.    Requests for pre-approval may include, but are not limited to, the following services:
            a.    audit engagement, particularly for interim periods;
            b.    tax compliance, tax planning, and tax advice;
            c.     review and consents with respect to use of reports in post-effective amendments to the registration statements of the Funds;
            d.    review of IRS shareholder materials;
            e.     review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and
            f.     market research and strategic insights.
      5.    Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.
      6.    Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.
      7.    The Delegate's action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the
            Audit Committee and, under normal circumstances, to the Funds' management.
      8.    Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner.  An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.
      9.    Pre-approvals by the Delegate may be modified or revoked by the Audit
            Committee, but will not absolve the Funds' of their responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.
      10.   The results of the Audit Committee's review of the Delegate's action on a request for pre-approval shall be recorded in the Audit Committee's minutes and reported to the full Board of Trustees.
      11.   Pre-approvals will be granted by the Delegate for a period of no more than one year.

      V.    Procedures for Monitoring Engagements Authorized Under Pre-Approval
            Procedures

      The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

      VI.   Amendment

    These Policies and Procedures may be amended or revoked at any time by the
Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

(e)(2) Percentage of services described in each of paragraphs (b) through (d)
of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      4(b)
           Fiscal year ended 2004- 0%
           Fiscal year ended 2003- 0%

           Percentage of services  provided to the registrant's  investment  adviser and any entity  controlling,  controlled  by, or under common control with the investment adviser that provides  ongoing  services to the registrant  that were approved by the  registrant's  audit committee  pursuant to paragraph (c) (7) (i) (C) of Rule
           2-01 of Regulation S-X, 0% and 0% respectively.
      4(c)
           Fiscal year ended 2004- 0%
           Fiscal year ended 2003- 0%

           Percentage of services  provided to the registrant's  investment  adviser and any entity  controlling,  controlled  by, or under common control with the investment adviser that provides  ongoing  services to the registrant  that were approved by the  registrant's  audit committee  pursuant to paragraph (c) (7) (i) (C) of Rule
           2-01 of Regulation S-X, 0% and 0% respectively.
      4(d)
           Fiscal year ended 2004- 0%
           Fiscal year ended 2003- 0%

           Percentage of services  provided to the registrant's  investment  adviser and any entity  controlling,  controlled  by, or under common control with the investment adviser that provides  ongoing  services to the registrant  that were approved by the  registrant's  audit committee  pursuant to paragraph (c) (7) (i) (C) of Rule
           2-01 of Regulation S-X, 0% and 0% respectively.

     (f)  Not applicable.

     (g)  The aggregate fees billed by KPMG LLP ("KPMG") for non-audit  services rendered to the registrant and service  affiliates for the fiscal year ended December 31, 2003 was  $3,818,694.  The aggregate fees billed by
          KPMG for the period  January 1, 2004 to March 2, 2004 and by Ernst and
          Young LLP  ("E&Y")  for the period  March 2, 2004 to December  31,
          2004 were $0 and $17,080, respectively.

     (h)  The registrant's  Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment  adviser), and any entity  controlling,  controlled  by, or under common  control with the  investment  adviser that  provides  ongoing  services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii)
          of Rule 2-01 of Regulation  S-X is  compatible  with  maintaining  the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.
         Not applicable.

Item 6.  Schedule of Investments.
         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End
         Management Investment Companies.
         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
         Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment
         Company and Affiliated Purchasers.
         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
         Not applicable.

Item 11. Controls and Procedures.

The registrant's  Principal  Executive  Officer and Principal  Financial Officer
have  concluded,  based  on  their  evaluation  of the  registrant's  disclosure controls and  procedures as conducted  within 90 days of the filing date of this report,  that these  disclosure  controls and procedures are effective in design and  operation  and are  sufficient  to form  the  basis  of the  certifications required by Rule 30a-(2) under the Act.

There were no changes in the registrant's internal control over financial reporting that occurred during the last fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)The  code of  ethics  that is the  subject  of the  disclosure  required by Item 2 is attached hereto.

(a)(2)Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned,  thereunto duly authorized.

Registrant  Huntington VA Funds

By          /s/Charles L. Davis, Jr.
            Charles L. Davis, Jr., Chief Executive Officer and
            Principal Executive Officer

Date        March 8, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By          /s/Charles L. Davis, Jr.
            Charles L. Davis, Jr., Chief Executive Officer and
            Principal Executive Officer

Date        March 8, 2005

By          /s/Bryan C. Haft

            Bryan C. Haft, Treasurer and Principal Financial Officer

Date        March 8, 2005